PIMCO Variable Insurance Trust

PIMCO All Asset All Authority Portfolio

650 Newport Center Drive

Newport Beach, California 92660

(888) 877-4626

April 2, 2020

Dear Contractowner:

The Board of Trustees of PIMCO Variable Insurance Trust (the “Board”) has approved the reorganization of the PIMCO All Asset All Authority Portfolio (the “Target Portfolio”) with and into the PIMCO All Asset Portfolio (the “Acquiring Portfolio” and together with the Target Portfolio, the “Portfolios”), each a series of PIMCO Variable Insurance Trust.

After careful consideration and upon the recommendation of Pacific Investment Management Company LLC (“PIMCO”), the investment manager of both Portfolios, the Board unanimously approved the Agreement and Plan of Reorganization among the Target Portfolio, Acquiring Portfolio and PIMCO to reorganize the Target Portfolio with and into the Acquiring Portfolio (the “Reorganization”). The Reorganization is expected to occur on or about June 1, 2020.  Upon completion of the Reorganization, contractowners with holdings of Target Portfolio shares will have such holdings exchanged for shares of the Acquiring Portfolio, and each contractowner will receive shares of the corresponding class of shares of the Acquiring Portfolio of equal aggregate net asset value as the contractowner’s holdings of shares of the Target Portfolio.

The Reorganization does not require contractowner approval, and you are not being asked to vote on the Reorganization.  We do, however, ask that you review the enclosed Information Statement/Prospectus, which contains information about the Acquiring Portfolio, outlines the differences between the Portfolios and provides details about the terms and conditions of the Reorganization.

If you have any questions about the Reorganization or the enclosed Information Statement/Prospectus, please contact us Monday – Friday from 9:00am – 7:00pm Eastern Time at 800.927.4648.  Thank you for your continued support.

Sincerely,

/s/ Ryan G. Leshaw
Ryan G. Leshaw
Vice President, Senior Counsel and Secretary
PIMCO Variable Insurance Trust

PIMCO VARIABLE INSURANCE TRUST

PIMCO All Asset Portfolio

650 Newport Center Drive

Newport Beach, California 92660

(888) 877-4626

INFORMATION STATEMENT/PROSPECTUS

DATED APRIL 2, 2020

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This combined Information Statement/Prospectus contains information that shareholders of and contractowners with holdings of the PIMCO All Asset All Authority Portfolio (the “Target Portfolio”) should know about the PIMCO All Asset Portfolio (the “Acquiring Portfolio” and together with the Target Portfolio, the “Portfolios”), each series of PIMCO Variable Insurance Trust (the “Trust”).

The Board of Trustees of the Trust (the “Board”) has approved an Agreement and Plan of Reorganization pursuant to which the Target Portfolio will be reorganized with and into the Acquiring Portfolio (the “Reorganization”). Upon completion of the Reorganization, contractowners with holdings of Target Portfolio shares will have such holdings exchanged for shares of the Acquiring Portfolio, and each contractowner will receive shares of the corresponding class of shares of the Acquiring Portfolio of equal aggregate net asset value as the contractowner’s holdings of shares of the Target Portfolio. This Information Statement/Prospectus explains what you should know about the Reorganization.  Please read it carefully and keep it for future reference.

As with other mutual funds, neither the U.S. Securities and Exchange Commission nor the U.S. Commodity Futures Trading Commission has approved or disapproved these securities, or determined if this Information Statement/Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.  For more information about the Acquiring Portfolio or Target Portfolio, please refer to the Portfolios’ prospectus and statement of additional information, as supplemented.  These documents are available without charge.

Contractowners are not shareholders of the Portfolios.  For ease of reference, throughout the Information Statement/Prospectus, shareholders and Contractowners may collectively be referred to as “shareholders” of the Portfolios.

QUESTIONS AND ANSWERS RELATING TO THE REORGANIZATION

The following is a summary of certain information contained elsewhere in this Information Statement/Prospectus. Shareholders should read the entire Information Statement/Prospectus carefully.

This combined Information Statement/Prospectus contains information that shareholders of the PIMCO All Asset All Authority Portfolio (the “Target Portfolio”), should know about the PIMCO All Asset Portfolio (the “Acquiring Portfolio”), each series of PIMCO Variable Insurance Trust (the “Trust”).

The Target Portfolio and the Acquiring Portfolio are referred to collectively as the “Portfolios” and individually as a “Portfolio.”

Questions and Answers – General

What should I know about the Reorganization?

On November 4-5, 2019, the Board of Trustees of PIMCO Variable Insurance Trust (the “Board”) approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”) between the Trust and Pacific Investment Management Company LLC (“PIMCO”) to reorganize the Target Portfolio with and into the Acquiring Portfolio (the “Reorganization”).  The Reorganization Agreement provides for the acquisition of the assets and assumption of the liabilities of the Target Portfolio by the Acquiring Portfolio, in exchange for shares of the Acquiring Portfolio, followed by the complete liquidation of the Target Portfolio.  The Reorganization is expected to close on or about June 1, 2020 (the “Closing Date”), at which time shareholders of each class of shares of the Target Portfolio will become shareholders of the corresponding class of shares of the Acquiring Portfolio, as illustrated below.

PIMCO All Asset All Authority Portfolio (the Target Portfolio) Share Classes		PIMCO All Asset Portfolio (the Acquiring Portfolio) Corresponding Share Classes
Administrative Class	à	Administrative Class
Advisor Class	à	Advisor Class
Institutional Class	à	Institutional Class

For a discussion of the considerations of the Board in evaluating these matters, please see the section entitled “Board Considerations.”

What is this document and why did you send it to me?

This Information Statement/Prospectus is being provided to you by the Trust in connection with the Reorganization and serves as a Prospectus for the Acquiring Portfolio.  Shareholders should consider retaining the Information Statement/Prospectus for future reference.

It is anticipated that this Information Statement/Prospectus will be first mailed to shareholders on or about April 3, 2020.

Who will bear the costs associated with the Reorganization?

PIMCO, investment adviser and administrator for each of the Target Portfolio and Acquiring Portfolio, will bear the costs associated with the Reorganization (exclusive of any brokerage commissions or other portfolio transaction costs of the Acquiring Portfolio or the Target Portfolio, which would be borne by the Acquiring Portfolio or Target Portfolio, respectively), including, but not limited to, the following: all third-party costs, fees and expenses attributable to the Reorganization; special Board meeting fees and expenses, if any; and the expenses of drafting, printing and mailing the Information Statement/Prospectus.  The Acquiring Portfolio, the Target Portfolio and their respective shareholders will continue to pay transaction costs associated with normal fund operations, including brokerage or trading expenses. The Acquiring Portfolio, the Target Portfolio and their respective shareholders will not bear any other direct costs arising in connection with the transactions contemplated by the Reorganization Agreement.

Questions and Answers –Reorganization Agreement

How will the Reorganization work?

The Reorganization Agreement provides for: (i) the transfer of all of the assets of the Target Portfolio to the Acquiring Portfolio in exchange for shares of the corresponding class of shares of the Acquiring Portfolio of equal aggregate net asset value, by class; (ii) the assumption by the Acquiring Portfolio of all liabilities of the Target Portfolio; (iii) the distribution of the Acquiring Portfolio shares pro rata, by class, to the shareholders of the corresponding class of shares of the Target Portfolio; and (iv) the subsequent termination, dissolution and complete liquidation of the Target Portfolio.

The Reorganization is expected to be consummated on the Closing Date. Each shareholder of Administrative Class, Advisor Class, and Institutional Class shares of the Target Portfolio will hold, immediately after the Closing Date, Administrative Class, Advisor Class, and Institutional Class shares, respectively, of the Acquiring Portfolio having an aggregate net asset value equal to the aggregate net asset value of the shares of that class of shares of the Target Portfolio held by that shareholder as of the close of business on the Closing Date.

What is the purpose of and rationale for the Reorganization?

PIMCO recommended the Reorganization to the Board for several reasons.  PIMCO believes that the Reorganization will benefit shareholders of the Target Portfolio by providing them with a similar investment with lower expenses that has performed better over time relative to the Target Portfolio.  PIMCO also notes that the Reorganization would be less expensive and disruptive than a liquidation, which would involve, among other things, seeking substitution orders from the U.S. Securities and Exchange Commission.  In addition, Target Portfolio shareholders would benefit from continuity of investment advisory and supervision and administration services from PIMCO and sub-advisory services from Research Affiliates, LLC (“Research Affiliates”).

How will the Reorganization affect me?

You will become a holder of the Acquiring Portfolio share class(es) corresponding to the Target Portfolio share class(es) that you hold.  Following the Reorganization, shareholders of each class of the surviving portfolio (“Surviving Portfolio”) would be subject to the actual fees and expenses of the corresponding class of the Acquiring Portfolio, which may not be the same as the pro forma fees and expenses shown in the Information Statement/Prospectus. As such, future fees and expenses may be greater or lesser than those indicated in the enclosed Information Statement/Prospectus, subject to the terms of any applicable fee waiver or expense limitation arrangement.

The following table outlines the service providers for the Portfolios.  Following the Reorganization, the service providers for the Surviving Portfolio will be the same as the current service providers for each Portfolio.

Investment Adviser and Administrator	PIMCO
Sub-Adviser	Research Affiliates
Distributor	PIMCO Investments LLC
Transfer Agent	DST Asset Manager Solutions, Inc.
Custodian	State Street Bank & Trust Co.
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP

Will shareholders of the Target Portfolio incur sales loads, contingent deferred sales charges (“CDSC”) or any other similar fees on Acquiring Portfolio shares as a result of the Reorganization?

The Acquiring Portfolio shares will be delivered to the Target Portfolio without a sales load, commission or any other similar fee imposed.

Are there any significant differences between the investment objectives, principal investment strategies, and principal risks of the Target Portfolio and the Acquiring Portfolio?

The investment objectives of the Target Portfolio and the Acquiring Portfolio are the same and are listed in the Information Statement/Prospectus under “Comparison of Investment Objectives.”

The principal investment strategies of the Acquiring Portfolio and Target Portfolio are similar but differ in certain ways as presented in Information Statement/Prospectus under “Comparison of Principal Investment Strategies.”  For example, both are funds of funds sub-advised by Research Affiliates that invest in the same universe of underlying funds, but the Acquiring Portfolio generally has lower limits on its investment in equity-related underlying funds and does not invest in short strategy underlying funds (those that seek to gain a negative exposure to an asset class).  Additionally, the Acquiring Portfolio does not borrow for investment purposes, in contrast to the Target Portfolio.  On the other hand, the Acquiring Portfolio and Target Portfolio have the same limits on investment in inflation-related underlying funds (those that seek to gain exposure to an asset class such as U.S. Treasury Inflation-Protected Securities (“TIPS”), commodities or real estate).

In light of the similarities between the Portfolios’ principal investment strategies, the Portfolios invest in many of the same underlying funds and are subject to many of the same principal risks. However, like the Portfolios’ principal investment strategies, the Portfolios’ principal risks differ in certain respects. The risks applicable to each Portfolio are listed and compared in the Information Statement/Prospectus under “Comparison of Principal Investment Risks.”

Are the Target Portfolio and Acquiring Portfolio managed by the same investment adviser, sub-adviser, and portfolio managers?

Yes.  Each Portfolio is advised by PIMCO and sub-advised by Research Affiliates, and Robert D. Arnott and Christopher J. Brightman serve as portfolio managers to each Portfolio.  Following the Reorganization, the adviser, sub-adviser and portfolio managers of the Acquiring Portfolio will serve as adviser, sub-adviser and portfolio managers, respectively, of the Surviving Portfolio.

Would the Reorganization result in higher management fees or operating expenses for current Target Portfolio shareholders?

No.  Each Portfolio has a “unified fee” structure wherein the Portfolio pays two fees – an advisory fee and a supervisory and administrative fee, collectively referred to herein as “management fees” – to PIMCO in return for required services that PIMCO provides or arranges to provide for the Portfolios.  The unified fee structure is designed to be an “all-in” fee structure that pays for the fees and costs of all PIMCO and third-party provided services under a structure that is expected to be less variable from year to year than a traditional mutual fund fee structure.

Each share class of the Acquiring Portfolio is subject to lower management fees than the corresponding share class of the Target Portfolio. In addition, each Portfolio incurs acquired fund fees and expenses (“AFFE”), which refers to the costs incurred by the Portfolio in connection with its investment in underlying funds, and which vary year to year.  As of December 31, 2019, the Target Portfolio had AFFE of 1.54%, and the Acquiring Portfolio had AFFE of 1.13%.  Additionally, each Portfolio may incur other expenses, which include interest expense, and which vary year to year.  As of December 31, 2019, the Target Portfolio had other expenses of 1.47%, and the Acquiring Portfolio did not incur other expenses. Accordingly, it is anticipated that the total annual fund operating expenses of each of the Surviving Portfolio’s share classes will be lower than that of the corresponding class of the Target Portfolio.

Will the portfolio of the Target Portfolio be repositioned prior to the Reorganization?

Yes. Prior to the Reorganization, the Target Portfolio will close any borrowing relationships it has in place for investment purposes and dispose of and invest in certain positions in order to more closely align its holdings with that of the Acquiring Portfolio. Such repositioning would involve rebalancing certain mutual fund and exchange-traded fund holdings to new target weights. If the Reorganization had taken place as of February 26, 2020, it is estimated that the absolute value of all the rebalancing trades needed to more closely align the portfolio of the Target Portfolio to that of the Acquiring Portfolio would have represented approximately 49.5% of the Target Portfolio’s net assets. If such rebalancing trades had occurred as of February 26, 2020, it is estimated that the transaction costs associated with repositioning would have been approximately 0.006% of Target Portfolio net assets, or approximately $612, and that such sales would not have caused with respect to the Reorganization incremental capital gain distributions.

Is the Reorganization expected to create a taxable event?

It is anticipated that the Reorganization will qualify for federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended. Accordingly, pursuant to this treatment, neither the Target Portfolio, the Acquiring Portfolio, nor their respective shareholders are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement (except for any gain or loss from the close of the Target Portfolio’s taxable year or transfers of certain assets).  Capital gains or losses realized in connection with repositioning of the Target Portfolio’s portfolio will depend on the value of the Target Portfolio’s assets at the actual time of repositioning. Capital gains, if any, recognized as a result of these sales on a net basis, after the application of any available capital loss carryforward, will be distributed to the Target Portfolio’s shareholders as one or more capital gain dividends and/or ordinary dividends, and such distributions will be taxable to the Target Portfolio’s shareholders with taxable accounts.

 TO OBTAIN MORE INFORMATION

To obtain more information on the Target Portfolio or the Acquiring Portfolio (each, a “Portfolio” and, collectively, the “Portfolios”), please write, call or visit the following website for a free copy of the current prospectus, statement of additional information, annual/semi-annual shareholder reports or other information.

Target Portfolio	Acquiring Portfolio
PIMCO All Asset All Authority Portfolio 650 Newport Center Drive Newport Beach, California 92660 1-(800) 927-4648 (toll free)	PIMCO All Asset Portfolio 650 Newport Center Drive Newport Beach, California 92660 1-(800) 927-4648 (toll free)

The following documents containing additional information about the Portfolios, each having been filed with the U.S. Securities and Exchange Commission (“SEC”), are incorporated by reference into this Information Statement/Prospectus:

·	The Prospectuses of the Target Portfolio, dated April 30, 2019, as supplemented (Accession Number 0001193125-19-126234);
·	The Prospectuses of the Acquiring Portfolio, dated April 30, 2019, as supplemented (Accession Number 0001193125-19-126234);
·	The Statement of Additional Information of the Target Portfolio, dated April 30, 2019, as supplemented (Accession Number 0001193125-19-126234);
·	The Statement of Additional Information of the Acquiring Portfolio, dated April 30, 2019, as supplemented (Accession Number 0001193125-19-126234) (the “Statement of Additional Information”);
·	The Statement of Additional Information dated April 2, 2020, related to this Information Statement/Prospectus (the “SAI”);
·	The Annual Report to shareholders of the Target Portfolio for the fiscal year ended December 31, 2019 (Accession Number 0001193125-20-055874); and
·	The Annual Report to shareholders of the Acquiring Portfolio for the fiscal year ended December 31, 2019 (Accession Number 0001193125-20-055874).

The Portfolios are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and 1940 Act, and the rules, regulations and exemptive orders, thereunder, and in accordance therewith, file reports and other information including proxy materials with the SEC.

You also may view or obtain these documents from the SEC:

By Mail:	U.S. Securities and Exchange Commission Public Reference Section 100 F Street, N.E. Washington, D.C. 20549 (Duplication Fee Required)

By Email:	publicinfo@sec.gov (Duplication Fee Required)

By Internet:	www.sec.gov

No person has been authorized to give any information or make any representation not contained in this Information Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Information Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

TABLE OF CONTENTS

THE REORGANIZATION AGREEMENT	1
Additional Information Regarding the Reorganization	21
APPENDIX A –FORM OF AGREEMENT AND PLAN OF REORGANIZATION	A-1
APPENDIX B –ADDITIONAL INFORMATION ABOUT THE ACQUIRING PORTFOLIO	B-1
Financial Highlights	B-8
APPENDIX C – SERVICE PROVIDERS	C-1
Pacific Investment Management Company, LLC	C-1
Research Affiliates, LLC	C-1
APPENDIX D –SECURITY OWNERSHIP OF CERTAIN BENEFICIAL AND RECORD OWNERS	D-1
Target Portfolio	D-1
Acquiring Portfolio	D-1
APPENDIX E – INVESTMENT RESTRICTIONS	E-1
Fundamental Investment Restrictions	E-1
Non-Fundamental Investment Restrictions	E-2
PART B…….....	1-B

THE REORGANIZATION AGREEMENT

Background

The Portfolios are series of PIMCO Variable Insurance Trust (“PVIT” or the “Trust”), a Delaware statutory trust.  Pacific Investment Management Company, LLC (“PIMCO”) is the investment adviser and Research Affiliates, LLC (“Research Affiliates”) is the sub-adviser to each of the Portfolios.

As sub-adviser to the Portfolios, Research Affiliates is responsible for recommending how the assets of the Portfolios are allocated and reallocated from time to time among underlying funds.  PIMCO is responsible for managing the investment activities of the Portfolios and their business affairs and other administrative matters.

As further discussed below, the Acquiring Portfolio’s investment objective is the same as the Target Portfolio’s investment objective. The principal investment strategies of the Acquiring Portfolio and Target Portfolio are similar but differ in certain ways.  For example, both are funds of funds sub-advised by Research Affiliates that invest in the same universe of underlying funds, but the Acquiring Portfolio generally has lower limits on its investment in equity-related underlying funds and does not invest in short strategy underlying funds (those that seek to gain a negative exposure to an asset class).  Additionally, the Acquiring Portfolio does not borrow for investment purposes, in contrast to the Target Portfolio.  On the other hand, the Acquiring Portfolio and Target Portfolio have the same limits on investment in inflation-related underlying funds (those that seek to gain exposure to an asset class such as U.S. Treasury Inflation-Protected Securities (“TIPS”), commodities or real estate).  It is anticipated that the total annual fund operating expenses of each of the Acquiring Portfolio’s share classes will be lower than that of the corresponding class of the Target Portfolio.

The Board of Trustees of the Trust (the “Board”) considered and approved the Reorganization.

The Reorganization

The Board, including the Trustees who are not “interested persons” (as that term is defined in Section 2(a)(19) the 1940 Act) of the Trust (“Independent Trustees”), has unanimously approved the Agreement and Plan of Reorganization (“Reorganization Agreement”), which provides for:

·

the transfer of all of the assets of the Target Portfolio to the Acquiring Portfolio in exchange for shares of the corresponding class of shares of the Acquiring Portfolio of equal aggregate net asset value, by class;

·	the assumption by the Acquiring Portfolio of all liabilities of the Target Portfolio;
·	the distribution of the Acquiring Portfolio shares pro rata, by class, to the shareholders of the corresponding class of shares of the Target Portfolio; and
·	the subsequent termination, dissolution and complete liquidation of the Target Portfolio.

The Reorganization is currently expected to take place on or about June 1, 2020 (the “Closing Date”).

You will not incur fees or charges of any kind in connection with the Reorganization (i.e., front-end sales charges, contingent deferred sales charges or exchange or redemption fees).

Prior to the Reorganization, the Target Portfolio will close any borrowing relationships it has in place for investment purposes and dispose of and invest in certain positions in order to more closely align its holdings with that of the Acquiring Portfolio. Such repositioning would involve rebalancing certain mutual fund and exchange-traded fund holdings to new target weights. If the Reorganization had taken place as of February 26, 2020, it is estimated that the absolute value of all the rebalancing trades needed to more closely align the portfolio of the Target Portfolio to that of the Acquiring Portfolio would have represented approximately 49.5% of the Target Portfolio’s net assets. If such rebalancing trades had occurred as of February 26, 2020, it is estimated that the transaction costs associated with repositioning would have been approximately 0.006% of Target Portfolio net assets, or approximately $612, and that such sales would not have caused with respect to the Reorganization incremental capital gain distributions.

The Target Portfolio had previously registered Class M shares, but Class M shares have not been launched as of the date of this Information Statement/Prospectus. The Board determined to terminate the Target Portfolio Class M shares in advance of the Reorganization, and such shares will not be involved in the Reorganization.

Tax Considerations

The Reorganization is expected to qualify as tax-free for U.S. federal income tax purposes. Accordingly, it is expected that Target Portfolio shareholders will not, and the Target Portfolio generally will not, recognize any gain or loss as a result of a Reorganization for U.S. federal income tax purposes. The Target Portfolio anticipates receiving a legal opinion as to this and other expected U.S. federal income tax consequences of the Reorganization. The legal opinion will be based in part upon certain assumptions and upon certain representations made by the Acquiring Portfolio and the Target Portfolio. It is possible that the Internal Revenue Service (“IRS”) or a court could disagree with this legal opinion and determine that the Reorganization does not qualify as a tax-free reorganization, and is thus taxable and the Target Portfolio and Target Portfolio shareholders, if any, would recognize gain or loss on the Reorganization. The Acquiring Portfolio will be the accounting survivor of the Reorganization.

Reasons for the Reorganization

PIMCO recommended the Reorganization to the Board for several reasons.  PIMCO believes that the Reorganization will benefit shareholders of the Target Portfolio by providing them with a similar investment with lower expenses that has performed better over time relative to the Target Portfolio.  PIMCO also notes that the Reorganization would be less expensive and disruptive than a liquidation, which would involve, among other things, seeking substitution orders from the U.S. Securities and Exchange Commission (i.e., an order permitting an insurance company to substitute one mutual fund for another as an underlying investment vehicle funding a variable annuity contract or variable life insurance policy).  In addition, Target Portfolio shareholders would benefit from continuity of investment advisory and supervision and administration services from PIMCO and sub-advisory services from Research Affiliates, LLC (“Research Affiliates”).

Board Considerations

In approving the Reorganization, the Board, including the Independent Trustees, determined that, based upon the factors summarized herein and other considerations deemed relevant to individual Trustees, participation in the Reorganization is in the best interests of each of the Target Portfolio and the Acquiring Portfolio and that the interests of each of the Target Portfolio’s and the Acquiring Portfolio’s existing shareholders will not be diluted as a result of the Reorganization. The Board considered and discussed matters relating to the Reorganization at an in-person Board meeting held on November 4‑5, 2019. The Board, including the Independent Trustees, unanimously approved the Reorganization at the Board meeting. The determination to approve the Reorganization was made on the basis of each Trustee’s judgment after consideration of all of the factors deemed relevant to each Trustee taken as a whole, though individual Trustees may have placed different weights on various factors and assigned different degrees of materiality to various conclusions.

The primary factors considered by the Board with regard to the Reorganization include the following:

At the Board meeting, PIMCO provided information to the Board about the Reorganization, including information with respect to PIMCO, and PIMCO recommended that the Trustees approve the Reorganization.  The Trustees reviewed the Reorganization with respect to the interests of each Portfolio and its shareholders.  After careful consideration, the Trustees (including all of the Independent Trustees), determined that the Reorganization would be in the best interests of each of the Target Portfolio’s and the Acquiring Portfolio’s existing shareholders, and unanimously approved the Reorganization Agreement.

In approving the proposed Reorganization Agreement, the Trustees (with the advice and assistance of independent counsel) also considered, among other things, that:

·

PIMCO, and neither Portfolio, will bear the costs of the Reorganization (exclusive of any brokerage commissions or other portfolio transaction costs of the Acquiring Portfolio or Target Portfolio, which would be borne by the Acquiring Portfolio or Target Portfolio, respectively);

·

prior to the Reorganization, the Target Portfolio will close any borrowing relationships it has in place for investment purposes and dispose of and invest in certain positions in order to more closely align its holdings with that of the Acquiring Portfolio; and that if such repositioning had occurred as of October 17, 2019, it is estimated that the associated transaction costs would have been 0.004% of Target Portfolio net assets, or approximately $435, and that such sales would not have caused with respect to the Reorganization incremental capital gain distributions;

·

each share class of the Acquiring Portfolio is subject to lower management fees and total annual fund operating expenses than the corresponding share class of the Target Portfolio, and neither the Target Portfolio nor the Acquiring Portfolio imposes shareholder fees;

·

Target Portfolio shareholders would receive substantially similar investment advisory and supervision and administration services from PIMCO as shareholders of the Acquiring Portfolio, as the Target Portfolio’s and Acquiring Portfolio’s contractual relationships with PIMCO are substantially similar;

·	Target Portfolio shareholders would continue to receive asset allocation sub-advisory services from Research Affiliates as shareholders of the Acquiring Portfolio;

·

the investment objectives of the Target Portfolio and the Acquiring Portfolio are the same, although the Acquiring Portfolio’s investment objective is fundamental and may not be changed without shareholder approval, whereas the Target Portfolio’s investment objective is non-fundamental and may be changed without shareholder approval;

·	the Target Portfolio and the Acquiring Portfolio otherwise have the same fundamental investment restrictions;

·	the principal investment strategies and related risks of the Target Portfolio and the Acquiring Portfolio are similar but differ in certain ways; and

·

the Reorganization is expected to constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, and that the Target Portfolio and its shareholders generally will not recognize gain or loss for U.S. federal income tax purposes in the Reorganization (except for any gain or loss from the close of the Target Portfolio’s taxable year or transfers of certain assets).

The Board also considered that the proposed Reorganization might provide certain benefits to PIMCO.  These benefits include providing PIMCO with an opportunity to retain a Portfolio of similar strategy with multiple distributing insurance companies, which provides the potential for PIMCO to retain shareholders from the Target Portfolio and to attract new shareholders in the Acquiring Portfolio.

After consideration of these and other factors it deemed appropriate, the Board determined that the Reorganization as proposed by PIMCO is in the best interests of each of the Target Portfolio and the Acquiring Portfolio and that the interests of each of the Target Portfolio’s and the Acquiring Portfolio’s existing shareholders will not be diluted as a result of the Reorganization.  The Board, including the Independent Trustees, unanimously approved the Reorganization.

The following is a comparison of certain features of the Target Portfolio and the Acquiring Portfolio, including, among other things, the Portfolios’ investment objectives, fees and expenses, principal investment strategies, principal risks and performance.

Comparison of Investment Objectives

The investment objective of each of the Target Portfolio and the Acquiring Portfolio is to seek maximum real return, consistent with preservation of real capital and prudent investment management.  The investment objective of the Target Portfolio may be changed by a vote of the Board, without shareholder approval, whereas the investment objective of the Acquiring Portfolio may not be changed without shareholder approval. Following the Reorganization, the surviving portfolio (the “Surviving Portfolio”) will have the same investment objective as the Acquiring Portfolio.

Comparison of Fees and Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Portfolios. The annual fund operating expense ratio for each of the Target Portfolio and the Acquiring Portfolio is based on the fees and expenses incurred by the respective Portfolio during the fiscal year ended December 31, 2019. Pro forma fees and expenses of the Acquiring Portfolio are the estimated and hypothetical fees and expenses of the Acquiring Portfolio after giving effect to the Reorganization. Shareholders of the Target Portfolio will not pay any sales charges or redemption fees in connection with the Reorganization.

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

				Acquiring Portfolio
	Target Portfolio		Acquiring Portfolio	Pro Forma
	Administrative Class		Administrative Class	Administrative Class
Shareholder Fees (fees paid directly from your investment)	N/A		N/A	N/A
Management Fees	0.45%		0.425%		0.425%
Distribution and/or Service (12b-1) Fees	0.15%		0.15%		0.15%
Other Expenses	1.47%	(1)	0.00%		0.00%
Acquired Fund Fees and Expenses	1.55%		1.14%	(5)	1.14%	(5)
Total Annual Portfolio Operating Expenses	3.62%	(2)	1.715%	(2)	1.715%	(2)
Fee Waiver and/or Expense Reimbursement	(0.09%)	(3)	(0.15%)	(6)	(0.15%)	(6)
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	3.53%	(4)	1.565%		1.565%

				Acquiring Portfolio
	Target Portfolio		Acquiring Portfolio	Pro Forma
	Advisor Shares		Advisor Shares	Advisor Shares
Shareholder Fees (fees paid directly from your investment)	N/A		N/A		N/A
Management Fees	0.45%		0.425%		0.425%
Distribution and/or Service (12b-1) Fees	0.25%		0.25%		0.25%
Other Expenses	1.47%	(1)	0.00%		0.00%
Acquired Fund Fees and Expenses	1.55%		1.14%	(5)	1.14%	(5)
Total Annual Portfolio Operating Expenses	3.72%	(2)	1.815%	(2)	1.815%	(2)
Fee Waiver and/or Expense Reimbursement	(0.09%)	(3)	(0.15%)	(6)	(0.15%)	(6)
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	3.63%	(4)	1.665%		1.665%

				Acquiring Portfolio
	Target Portfolio		Acquiring Portfolio	Pro Forma
	Institutional Class		Institutional Class	Institutional Class
Shareholder Fees (fees paid directly from your investment)	N/A		N/A		N/A
Management Fees	0.45%		0.425%		0.425%
Other Expenses	1.47%	(1)	0.00%		0.00%
Acquired Fund Fees and Expenses	1.55%		1.14%	(5)	1.14%	(5)
Total Annual Portfolio Operating Expenses	3.47%	(2)	1.565%	(2)	1.565%	(2)
Fee Waiver and/or Expense Reimbursement	(0.09%)	(3)	(0.15%)	(6)	(0.15%)	(6)
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	3.38%	(4)	1.415%		1.415%

1 Interest expense and other expenses of 1.30% and 0.17% respectively, result from the Portfolio’s ability to borrow money for investment purposes from a committed line of credit. Such expense is required to be treated as a Portfolio expense for accounting purposes and is not payable to Pacific Investment Management Company LLC (“PIMCO”). Any interest expense amount will vary based on the Portfolio s use of those investments as an investment strategy best suited to seek the objective of the Portfolio.

2 Total Annual Portfolio Operating Expenses do not match the Ratio of Expenses to Average Net Assets Excluding Waivers of the Portfolio, as set forth in the Financial Highlights table of the Portfolio’s prospectus, because the Ratio of Expenses to Average Net Assets Excluding Waivers reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

3 PIMCO has contractually agreed, through May 1, 2021, to reduce its advisory fee to the extent that the Underlying PIMCO Fund Expenses attributable to advisory and supervisory and administrative fees exceed 0.69% of the total assets invested in Underlying

PIMCO Funds. PIMCO may recoup these waivers in future periods, not exceeding three years from the date of waiver, provided total expenses, including such recoupment, do not exceed the annual expense limit that was in place at the time the amount being recouped was originally waived and the current annual expense limit.  Amounts waived that are subject to recoupment under this agreement and that accrued prior to the Reorganization would not be available for recoupment from the Acquiring Portfolio by PIMCO following the Reorganization.  This waiver will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.  The fee reduction is implemented based on a calculation of Underlying PIMCO Fund Expenses attributable to advisory and supervisory and administrative fees that is different from the calculation of Acquired Fund Fees and Expenses listed in the table above.

4 “Other Expenses” and Acquired Fund Fees and Expenses include interest expense of the Portfolio and of the Underlying PIMCO Funds of 1.30% and 0.50%, respectively. Interest expense is borne by the Portfolio and the Underlying PIMCO Funds separately from the management fees paid to PIMCO. Excluding interest expense of the Portfolio and of the Underlying PIMCO Funds, Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement are 1.73%, 1.83%, and 1.58% for Administrative Class, Advisor Class, and Institutional Class shares.

5 Acquired Fund Fees and Expenses include interest expense of the Underlying PIMCO Funds of 0.35%. Interest expense can result from certain transactions within the Underlying PIMCO Funds and is separate from the management fees paid to PIMCO. Excluding interest expense of the Underlying PIMCO Funds, Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement are 1.215%, 1.315%, and 1.065% for Administrative Class, Advisor Class, and Institutional Class shares, respectively.

6 PIMCO has contractually agreed, through May 1, 2021, to reduce its advisory fee to the extent that the Underlying PIMCO Fund Expenses attributable to advisory and supervisory and administrative fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds. PIMCO may recoup these waivers in future periods, not exceeding three years from the date of waiver, provided total expenses, including such recoupment, do not exceed the annual expense limit that was in place at the time the amount being recouped was originally waived and the current annual expense limit.  This waiver will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.  The fee reduction is implemented based on a calculation of Underlying PIMCO Fund Expenses attributable to advisory and supervisory and administrative fees that is different from the calculation of Acquired Fund Fees and Expenses listed in the table above.

PIMCO has contractually agreed, through May 1, 2021, to waive a portion of each Portfolio’s supervisory and administrative fees, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee fees exceed 0.0049% (the “Expense Limit”) (calculated as a percentage of average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Portfolio of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the time of waiver, provided that such amount paid to PIMCO will not: 1) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); 2) exceed the total Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO.

Expense Example

The Example is intended to help you compare the costs of investing in Administrative Class, Advisor Class and Institutional Class shares of the Target Portfolio and the Acquiring Portfolio with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in each Portfolio for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolios’ operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions. The Example does not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be higher if it did.

	1 Year	3 Years	5 Years	10 Years
Target Portfolio
Administrative Class	$356	$1,100	$1,866	$3,874
Advisor Class	$365	$1,129	$1,913	$3,961
Institutional Class	$341	$1,057	$1,795	$3,741
Acquiring Portfolio
Administrative Class	$159	$526	$917	$2,012
Advisor Class	$169	$556	$969	$2,120
Institutional Class	$144	$479	$838	$1,849
Acquiring Portfolio (Pro Forma)
Administrative Class	$159	$526	$917	$2,012
Advisor Class	$169	$556	$969	$2,120
Institutional Class	$144	$479	$838	$1,849

Comparison of Portfolio Turnover

Each Portfolio pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example table, affect a Portfolio’s performance. During the fiscal year ended December 31, 2019, the portfolio turnover rates of the Target Portfolio and Acquiring Portfolio were 48% and 31%, respectively, of the average value of their portfolios.

Comparison of Principal Investment Strategies

The principal investment strategies of the Acquiring Portfolio and Target Portfolio are similar but differ in certain ways.  For example, both are funds of funds sub-advised by Research Affiliates that invest in the same universe of underlying funds, but the Acquiring Portfolio generally has lower limits on its investment in equity-related underlying funds and does not invest in short strategy underlying funds (those that seek to gain a negative exposure to an asset class).  Additionally, the Acquiring Portfolio does not borrow for investment purposes, in contrast to the Target Portfolio.  On the other hand, the Acquiring Portfolio and Target Portfolio have the same limits on investment in inflation-related underlying funds (those that seek to gain exposure to an asset class such as U.S. Treasury Inflation-Protected Securities (“TIPS”), commodities or real estate).

The following table shows the principal investment strategies of each Portfolio.  Following the Reorganization, the principal investment strategies of the Acquiring Portfolio would carry over to the Surviving Portfolio.

	Target Portfolio	Acquiring Portfolio
Principal Investment Strategies

The Portfolio is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other funds. The Portfolio seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of PIMCO Funds, PIMCO ETF Trust or PIMCO Equity Series, each an affiliated open-end investment company, except other funds of funds and series of PIMCO Funds sub-advised by Gurtin Municipal Bond Management (collectively, “Underlying PIMCO Funds”). As used in the investment objective, “real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure, and “real capital” equals capital less the estimated cost of inflation measured by the change in an official inflation measure. In addition to investing in Underlying PIMCO Funds, at the discretion of PIMCO and without shareholder approval, the Portfolio may invest in additional Underlying PIMCO Funds created in the future.

The Portfolio invests its assets in shares of the Underlying PIMCO Funds and does not invest directly in stocks or bonds of other issuers. Research Affiliates, LLC, the Portfolio’s asset allocation sub-adviser, determines how the Portfolio allocates and reallocates its assets among the Underlying PIMCO Funds. In doing so, the asset allocation sub-adviser seeks concurrent exposure to a broad spectrum of asset classes.

Investments in Underlying PIMCO Funds. The Portfolio may invest in any or all of the Underlying PIMCO Funds, but will not normally invest in every Underlying PIMCO Fund at any particular time. The Portfolio’s investment in any particular Underlying PIMCO Fund normally will not exceed 50% of its total assets. The Portfolio’s investments in the Short Strategy Underlying PIMCO Funds, which seek to gain a negative exposure to an asset class such as equities, normally will not exceed 20% of its total assets. The Portfolio’s combined investments in the Domestic Equity-Related Underlying PIMCO Funds normally will not exceed 50% of its total assets. The Portfolio’s combined investments in the International Equity-Related Underlying PIMCO Funds normally will not exceed 50% of its total assets. The Portfolio’s combined investments in the Equity-Related Underlying PIMCO Funds (less any investment in the PIMCO StocksPLUS® Short Fund) normally will not exceed 66⅔% of its total assets. In addition, the Portfolio’s combined investments in Inflation-Related Underlying PIMCO Funds, which seek to gain exposure to an asset class such as U.S. Treasury Inflation-Protected Securities (“TIPS”), commodities, or real estate, normally will not exceed 75% of its total assets.

Asset Allocation Investment Process. The Portfolio’s assets are not allocated according to a predetermined blend of shares of the Underlying PIMCO Funds. Instead, when making allocation decisions among the Underlying PIMCO Funds, the Portfolio’s asset allocation sub-adviser considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. Such data includes projected growth trends in the U.S. and foreign economies, forecasts for interest rates and the relationship between short- and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various segments within those markets, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends, data relating to trade balances and labor information. The Portfolio’s asset allocation sub-adviser has the flexibility to reallocate the Portfolio’s assets among any or all of the asset class exposures represented by the Underlying PIMCO Funds based on its ongoing analyses of the equity, fixed income and commodity markets. While these analyses are performed daily, material shifts in asset class exposures typically take place over longer periods of time.

Borrowing for Investment Purposes

. The Portfolio may use leverage by borrowing for investment purposes to purchase additional shares of Underlying PIMCO Funds. The Portfolio can borrow from banks up to a maximum of 33⅓% of total assets. If at any time the Portfolio’s borrowings exceed this 33⅓% maximum limitation, the Portfolio will, within three business days, decrease its borrowings to the extent required. Borrowing requires the payment of interest and other loan costs. To make such payments, the Portfolio may be forced to sell portfolio securities when it is not otherwise advantageous to do so. At times when the Portfolio’s borrowings are substantial, the interest expense to the Portfolio may result in the Portfolio having little or no investment income. The use of leverage by borrowing creates the potential for greater gains to shareholders of the Portfolio during favorable market conditions and the risk of magnified losses during adverse market conditions. In addition, the Underlying PIMCO Funds may engage in certain transactions that give rise to a form of leverage.

The Portfolio is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other funds. The Portfolio seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of PIMCO Funds, PIMCO ETF Trust or PIMCO Equity Series, each an affiliated open-end investment company, except other funds of funds and series of PIMCO Funds sub-advised by Gurtin Municipal Bond Management (collectively, “Underlying PIMCO Funds”). As used in the investment objective, “real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure, and “real capital” equals capital less the estimated cost of inflation measured by the change in an official inflation measure. In addition to investing in Underlying PIMCO Funds, at the discretion of PIMCO and without shareholder approval, the Portfolio may invest in additional Underlying PIMCO Funds created in the future.

The Portfolio invests its assets in shares of the Underlying PIMCO Funds and does not invest directly in stocks or bonds of other issuers. Research Affiliates, LLC, the Portfolio’s asset allocation sub-adviser, determines how the Portfolio allocates and reallocates its assets among the Underlying PIMCO Funds. In doing so, the asset allocation sub-adviser seeks concurrent exposure to a broad spectrum of asset classes.

Investments in Underlying PIMCO Funds. The Portfolio may invest in any or all of the Underlying PIMCO Funds, but will not normally invest in every Underlying PIMCO Fund at any particular time. The Portfolio’s investment in a particular Underlying PIMCO Fund normally will not exceed 50% of its total assets. The Portfolio will not invest in the Short Strategy Underlying PIMCO Funds, which seek to gain a negative exposure to an asset class such as equities. The Portfolio’s combined investments in the Equity-Related Underlying PIMCO Funds will not exceed 50% of its total assets. In addition, the Portfolio’s combined investments in Inflation-Related Underlying PIMCO Funds, which seek to gain exposure to an asset class such as U.S. Treasury Inflation-Protected Securities (“TIPS”), commodities, or real estate, normally will not exceed 75% of its total assets.

Asset Allocation Investment Process

. The Portfolio’s assets are not allocated according to a predetermined blend of shares of the Underlying PIMCO Funds. Instead, when making allocation decisions among the Underlying PIMCO Funds, the Portfolio’s asset allocation sub-adviser considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. Such data includes projected growth trends in the U.S. and foreign economies, forecasts for interest rates and the relationship between short- and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various segments within those markets, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends, data relating to trade balances and labor information. The Portfolio’s asset allocation sub-adviser has the flexibility to reallocate the Portfolio’s assets among any or all of the asset class exposures represented by the Underlying PIMCO Funds based on its ongoing analyses of the equity, fixed income and commodity markets. While these analyses are performed daily, material shifts in asset class exposures typically take place over longer periods of time.

Comparison of Principal Investment Risks

The principal risks associated with an investment in the Target Portfolio are similar to the principal risks associated with an investment in the Acquiring Portfolio. Although an investment in the Target Portfolio is subject to many of the same principal risks as an investment in the Acquiring Portfolio, there are certain differences in principal risks between the Portfolios as shown in the tables below. In addition, the Portfolios may be subject to the principal risks to varying degrees.  For example, the Acquiring Portfolio may be subject to Equity Risk and Short Exposure Risk to a lesser degree than the Target Portfolio as a result of certain differences in the Portfolios’ principal investment strategies. The principal investment risks of the Portfolios and the Underlying PIMCO Funds follow the tables below.

Principal Risks of the Target Portfolio
New/Small Portfolio Risk
Allocation Risk
Fund of Funds Risk
Leveraging Risk

Principal Risks of the Acquiring Portfolio
Allocation Risk
Fund of Funds Risk
Certain Principal Risks of Underlying PIMCO Funds	Target Portfolio	Acquiring Portfolio
Market Trading Risk	X	X
Municipal Project-Specific Risk	X	X
Municipal Bond Risk	X	X
Interest Rate Risk	X	X
Call Risk	X	X
Credit Risk	X	X
High Yield Risk	X	X
Distressed Company Risk	X	X
Market Risk	X	X
Issuer Risk	X	X
Liquidity Risk	X	X
Derivatives Risk	X	X
Futures Contract Risk	X	X
Model Risk	X	X
Commodity Risk	X	X
Equity Risk	X	X
Mortgage-Related and Other Asset-Backed Securities Risk	X	X
Foreign (Non-U.S.) Investment Risk	X	X
Real Estate Risk	X	X
Emerging Markets Risk	X	X
Sovereign Debt Risk	X	X
Currency Risk	X	X
Issuer Non-Diversification Risk	X	X
Leveraging Risk	X	X
Smaller Company Risk	X	X
Management Risk	X	X
Short Exposure Risk	X	X
Tax Risk	X	X
Subsidiary Risk	X	X
Value Investing Risk	X	X
Arbitrage Risk	X	X
Convertible Securities Risk	X	X
Exchange-Traded Fund Risk	X	X
Tracking Error Risk	X	X
Indexing Risk	X	X

Principal Risks of the Portfolio

New/Small Portfolio Risk: the risk that a new or smaller Portfolio’s performance may not represent how the Portfolio is expected to or may perform in the long term. In addition, new Portfolios have limited operating histories for investors to evaluate and new and smaller Portfolios may not attract sufficient assets to achieve investment and trading efficiencies

Allocation Risk: the risk that a Portfolio could lose money as a result of less than optimal or poor asset allocation decisions. The Portfolio could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines

Fund of Funds Risk: the risk that a Portfolio’s performance is closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds and that the ability of a Portfolio to achieve its investment objective will depend upon the ability of the Underlying PIMCO Funds to achieve their investment objectives

Leveraging Risk: the risk that certain transactions of the Portfolio, such as direct borrowing from banks, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Certain Principal Risks of Underlying PIMCO Funds

Market Trading Risk: the risk that an active secondary trading market for shares of an Underlying PIMCO Fund that is an exchange-traded fund does not continue once developed, that such Underlying PIMCO Fund may not continue to meet a listing exchange’s trading or listing requirements, or that such Underlying PIMCO Fund's shares trade at prices other than the Portfolio’s net asset value

Municipal Project-Specific Risk: the risk that an Underlying PIMCO Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of specific projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state

Municipal Bond Risk: the risk that an Underlying PIMCO Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”) to pay interest or repay principal

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g.

, declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Distressed Company Risk: the risk that securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risk than a portfolio that does not invest in such securities. Securities of distressed companies include both debt and equity securities. Debt securities of distressed companies are considered predominantly speculative with respect to the issuers' continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. An Underlying PIMCO Fund's use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Underlying PIMCO Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Underlying PIMCO Fund’s ability to invest in derivatives, limit the Underlying PIMCO Fund’s ability to employ certain strategies that use derivatives and/ or adversely affect the value of derivatives and the Underlying PIMCO Fund’s performance

Futures Contract Risk: the risk that, while the value of a futures contract tends to correlate with the value of the underlying asset that it represents, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. Futures contracts may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets. The purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract

Model Risk

: the risk that an Underlying PIMCO Fund’s investment models used in making investment allocation decisions, and the indexation methodologies used in constructing an underlying index for an Underlying PIMCO Fund that seeks to track the investment results of such underlying index, may not adequately take into account certain factors and may result in a decline in the value of an investment in the Underlying PIMCO Fund

Commodity Risk: the risk that investing in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Real Estate Risk: the risk that a Portfolio’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Portfolio’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Portfolio to liquidity and valuation risk

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion

Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Issuer Non-Diversification Risk: the risks of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Portfolios that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than portfolios that are “diversified”

Leveraging Risk: the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Smaller Company Risk: the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Portfolio’s investments in smaller companies subject it to greater levels of credit, market and issuer risk

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved

Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio. Also, to the extent the Portfolio seeks to gain negative exposure to an asset class such as equities, such exposure may create the potential for losses should those asset classes deliver positive returns

Tax Risk: the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Portfolio’s taxable income or gains and distributions

Subsidiary Risk: the risk that, by investing in certain Underlying PIMCO Funds that invest in a subsidiary (each a “Subsidiary”), the Portfolio is indirectly exposed to the risks associated with a Subsidiary’s investments. The Subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a Subsidiary will be achieved

Value Investing Risk: a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur

Arbitrage Risk: the risk that securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two securities may not perform as expected

Convertible Securities Risk: as convertible securities share both fixed income and equity characteristics, they are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk

Exchange-Traded Fund Risk: the risk that an exchange-traded fund may not track the performance of the index it is designed to track, among other reasons, because of exchange rules, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to the Portfolio invested in the exchange-traded fund

Tracking Error Risk: the risk that the portfolio of an Underlying PIMCO Fund that seeks to track the investment results of an underlying index may not closely track the underlying index for a number of reasons. The Underlying PIMCO Fund incurs operating expenses, which are not applicable to the underlying index, and the costs of buying and selling securities, especially when rebalancing the Underlying PIMCO Fund’s portfolio to reflect changes in the composition of the underlying index. Performance of the Underlying PIMCO Fund and the underlying index may vary due to asset valuation differences and differences between the Underlying PIMCO Fund’s portfolio and the underlying index due to legal restrictions, cost or liquidity restraints. The risk that performance of the Underlying PIMCO Fund and the underlying index may vary may be heightened during periods of increased market volatility or other unusual market conditions. In addition, an Underlying PIMCO Fund’s use of a representative sampling approach may cause the Underlying PIMCO Fund to be less correlated to the return of the underlying index than if the Underlying PIMCO Fund held all of the securities in the underlying index

Indexing Risk: the risk that an Underlying PIMCO Fund that seeks to track the investment results of an underlying index is negatively affected by general declines in the asset classes represented by the underlying index

An investment in either the Target Portfolio or the Acquiring Portfolio is not deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Comparison of Fundamental Investment Restrictions

As noted above, the investment objectives of the Target Portfolio and the Acquiring Portfolio are the same, although the Acquiring Portfolio’s investment objective is fundamental and may not be changed without shareholder approval, whereas the Target Portfolio’s investment objective is non-fundamental and may be changed without shareholder approval.  Otherwise, the fundamental investment restrictions of the Portfolios, meaning those policies that may not be changed without shareholder approval, are the same.  Following the Closing Date, the fundamental investment restrictions of the Surviving Portfolio will be the same as the Acquiring Portfolio. Please see Appendix E for the fundamental investment restrictions of the Portfolios.

Comparison of Non-Fundamental Investment Restrictions

As noted above, the investment objectives of the Target Portfolio and the Acquiring Portfolio are the same, although the Acquiring Portfolio’s investment objective is fundamental and may not be changed without shareholder approval, whereas the Target Portfolio’s investment objective is non-fundamental and may be changed without shareholder approval. Otherwise, the Portfolios’ non-fundamental investment restrictions, which may be changed by a vote of the Board without shareholder approval, are the same. Following the Reorganization, the non-fundamental investment restrictions of the Surviving Portfolio will be the same as the Acquiring Portfolio. Please see Appendix E for the non-fundamental investment restrictions of the Portfolios.

Purchase, Redemption and Exchange of Shares

The purchase, redemption, and exchange rights of each class of the Target Portfolio and the corresponding class of the Acquiring Portfolio are the same. Please see Appendix B for more information about purchasing, redeeming and exchanging shares of the Acquiring Portfolio.

Comparison of Performance

Target Portfolio

The bar chart and table that follow provide some indication of the risks of investing in the Target Portfolio by showing changes in its performance from year to year and by showing how the Target Portfolio’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. Performance shown does not reflect any charges or expenses imposed by an insurance company and, if it did, performance shown would be lower. The Portfolio’s past performance is not necessarily an indication of how the Portfolio will perform in the future.

The Portfolio measures its performance against a primary benchmark and a secondary benchmark. Effective October 1, 2019, the Portfolio’s primary benchmark is the Bloomberg Barclays U.S. TIPS Index.  The Bloomberg Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities (“TIPS”) rated investment grade (Baa3 or better) that have at least one year to final maturity and at least $500 million par amount outstanding. The Portfolio’s new broad-based securities market index was selected as its use is more closely aligned with the Portfolio’s principal investment strategies. Prior to October 1, 2019, the Portfolio’s primary benchmark was the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”). The S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The S&P 500 Index focuses on the large-cap segment of the U.S. equities market. The CPI + 650 Basis Points benchmark, the secondary benchmark, is created by adding 6.5% to the annual percentage change in the Consumer Price Index (“CPI”). The CPI is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics.

Calendar Year Total Returns – Institutional Class* – as of December 31, 2019

*  For the periods shown in the bar chart, the highest quarterly return was 5.37% in the Q1 2016, and the lowest quarterly return was -10.12% in the Q3 2015.

Average Annual Total Returns (for periods ended 12/31/19)

	1 Year	5 Years	Since Inception (4/30/2014)
Institutional Class Return	7.03%	2.19%	0.90%
Administrative Class Return	6.86%	2.02%	0.73%
Advisor Class Return	6.79%	1.92%	0.63%
Bloomberg Barclays U.S. TIPS Index (reflects no deductions for fees, expenses or taxes)	8.43%	2.62%	2.36%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	31.49%	11.70%	12.26%
Consumer Price Index + 650 Basis Points (reflects no deductions for fees, expenses or taxes)	8.79%	8.32%	8.07%

Acquiring Portfolio

The bar chart and table that follow provide some indication of the risks of investing in the Acquiring Portfolio by showing changes in its performance from year to year and by showing how the Acquiring Portfolio’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. Performance shown does not reflect any charges or expenses imposed by an insurance company and, if it did, performance shown would be lower. The Acquiring Portfolio’s past performance is not necessarily an indication of how the Portfolio will perform in the future.

The Portfolio measures its performance against a primary benchmark and a secondary benchmark. The Bloomberg Barclays U.S. TIPS: 1-10 Year Index, the primary benchmark, is an unmanaged index comprised of U.S. Treasury Inflation-Protected securities having a maturity of at least 1 year and less than 10 years. The CPI + 500 Basis Points benchmark, the secondary benchmark, is created by adding 5% to the annual percentage change in the Consumer Price Index (“CPI”). The CPI is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics.

Calendar Year Total Returns – Institutional Class* – as of December 31, 2019

* For the periods shown in the bar chart, the highest quarterly return was 6.65% in the Q3 2010, and the lowest quarterly return was -8.73% in the Q3 2015.

Average Annual Total Returns (for periods ended 12/31/19)

	1 Year	5 Years	10 Years
Institutional Class Return	11.92%	4.44%	5.28%
Administrative Class Return	11.90%	4.32%	5.13%
Advisor Class Return	11.74%	4.20%	5.03%
Bloomberg Barclays U.S. TIPS: 1-10 Year Index (reflects no deductions for fees, expenses or taxes)	6.85%	2.36%	2.57%
Consumer Price Index + 500 Basis Points (reflects no deductions for fees, expenses or taxes)	7.29%	6.82%	6.75%

Comparison of Management

The Target Portfolio and Acquiring Portfolio are each advised by PIMCO and sub-advised by Research Affiliates.  The portfolio managers for each of the Target Portfolio and the Acquiring Portfolio are Robert D. Arnott and Christopher J. Brightman.  PIMCO services as the administrator of each of the Target Portfolio and the Acquiring Portfolio.

The following table compares the advisory fees of the Portfolios.

	Target Portfolio	Acquiring Portfolio
Advisory Fee^	0.20%*	0.175%*

^ The advisory fee shown includes the aggregate fee paid, as a percentage of daily net assets, by the Target Portfolio and Acquiring Portfolio during the year ended December 31, 2019.

* PIMCO, not the Portfolios, pays a sub-advisory fee to Research Affiliates for the Target Portfolio and Acquiring Portfolio from PIMCO’s own resources. The sub-advisory fee is not an additional expense paid by the Target Portfolio or the Acquiring Portfolio.

Portfolio Managers

As noted above, the Target Portfolio and the Acquiring Portfolio are managed by the same portfolio management team.

Robert D. Arnott, Chairman and Founder of Research Affiliates, has managed each of the Target Portfolio and the Acquiring Portfolio since their inceptions in April 2014 and April 2003, respectively.  Previously, Mr. Arnott was Chairman of First Quadrant, L.P. until April 2004. He first joined First Quadrant in April 1998.

Christopher J. Brightman, Chief Investment Officer of Research Affiliates, has managed each of the Target Portfolio and the Acquiring Portfolio since November 2016. Previously at Research Affiliates, Mr. Brightman served as a Managing Director and Head of Investment Management. Prior to joining Research Affiliates in 2010, Mr. Brightman was chief executive officer of the University of Virginia Investment Management Company.

Purchase and Sale of Portfolio Shares

Shares of each Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Investors do not deal directly with the Portfolio to purchase and redeem shares. Please refer to the prospectus for the Separate Account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the Separate Account.

Tax Information

The shareholders of the Portfolio are the insurance companies offering the variable products. Please refer to the prospectus for the Separate Account and the Variable Contract for information regarding the federal income tax treatment of distributions to the Separate Account.

Payments to Insurance Companies and Other Financial Intermediaries

The Portfolio and/or its related companies (including PIMCO) may pay the insurance company and other intermediaries for the sale of the Portfolio and/or other services. These payments may create a conflict of interest by influencing the insurance company or intermediary and your salesperson to recommend a Variable Contract and the Portfolio over another investment. Ask your insurance company or salesperson or visit your financial intermediary’s Web site for more information.

Supervisory and Administrative Fees

Each Portfolio pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure. Shareholders of each Portfolio pay a supervisory and administrative fee to PIMCO, computed as a percentage of the Portfolio’s assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Portfolios bear other expenses which are not covered under the supervisory and administrative fee which may vary and affect the total level of expenses paid by the shareholders, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, organizational expenses, costs of borrowing money, including interest expenses, and extraordinary expenses (such as litigation and indemnification expenses). PIMCO generally earns a profit on the supervisory and administrative fee paid by the Portfolios. Also, under the terms of each Portfolio’s respective supervision and administration agreement, PIMCO, and not Portfolio shareholders, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.

The supervisory and administrative fees paid by each class of the Target Portfolio and Acquiring Portfolio, stated as a percentage of the average daily net assets attributable to the class’s shares taken separately, is 0.25%.  For illustrative purposes, pro forma supervisory and administrative fees of the Acquiring Portfolio – the estimated and hypothetical supervisory and administrative fees of the Acquiring Portfolio giving effect to the Reorganization – are also 0.25%.

Please refer to the Annual Fund Operating Expenses table above for comparative information about the gross and net expenses of each class of the Portfolios, as well as pro forma fees and expenses of the Acquiring Portfolio after giving effect to the Reorganization. For more information on each of the service providers and portfolio managers noted above, please see Appendix C.

Material Differences in the Rights of Fund Shareholders

The Target Portfolio and the Acquiring Portfolio are each series of PVIT, a Delaware statutory trust, governed by a Board of Trustees made up of eight members. The Portfolios are governed by the same Trust Instrument and By-Laws. The chart in the section entitled “Rights of Shareholders” of this Information Statement/Prospectus provides information regarding the rights of each Portfolio’s shareholders under PVIT’s Trust Instrument and By-Laws. Copies of these documents are available to shareholders without charge upon written request to the Portfolios.

Capitalization of the Portfolios

The following table shows on an unaudited basis the capitalization of the Target Portfolio and the Acquiring Portfolio as of February 24, 2020, and on a pro forma basis after giving effect to the Reorganization.

(Amounts in thousands, except per share amounts)

	Net Assets	Net Asset Value Per Share	Shares Outstanding
Target Portfolio — Administrative Class	$3,518	$8.11	434
Acquiring Portfolio — Administrative Class	$411,885	$10.57	38,951
Adjustments	—	—	(85)
Acquiring Portfolio — Administrative Class (pro forma)	$415,403	$10.57	39,300

	Net Assets	Net Asset Value Per Share	Shares Outstanding
Target Portfolio — Advisor Shares	$6,350	$8.08	786
Acquiring Portfolio — Advisor Shares	$174,481	$10.70	16,307
Adjustments	—	—	(193)
Acquiring Portfolio — Advisor Shares (pro forma)	$180,832	$10.70	16,900

	Net Assets	Net Asset Value Per Share	Shares Outstanding
Target Portfolio — Institutional Class	$831	$8.10	103
Acquiring Portfolio — Institutional Class	$11,434	$10.70	1,069
Adjustments	—	—	(26)
Acquiring Portfolio — Institutional Class (pro forma)	$12,264	$10.70	1,146

Additional Information about the Reorganization

Please refer to “Additional Information Regarding the Reorganization” below for more information about the Reorganization, including information with respect to the rights of shareholders, purchase, exchange and redemption policies, distribution arrangements, dividends and other distributions, the Reorganization Agreement and expenses of the Reorganization.

Additional Information Regarding the Reorganization

Management Arrangements

Each of the Target Portfolio and Acquiring Portfolio is advised by PIMCO and sub-advised by Research Affiliates. As sub-adviser to the Portfolios, Research Affiliates is responsible for recommending how the assets of the Portfolios are allocated and reallocated from time to time among underlying funds.  PIMCO is responsible for managing the investment activities of the Portfolios and their business affairs and other administrative matters.

Each of the Target Portfolio and Acquiring Portfolio has a “unified fee” structure wherein each of the Target Portfolio and Acquiring Portfolio pays two fees to PIMCO in return for required services that PIMCO provides or arranges to provide for the Portfolios. This unified fee structure is comprised of the advisory fee and supervisory and administrative fee, as described in each Portfolio’s prospectus. Under the unified fee structure, PIMCO provides or procures advisory and supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs (and excluding taxes and governmental fees, brokerage fees, commissions and other transaction expenses, organizational expenses, costs of borrowing money, including interest expenses and extraordinary expenses (such as litigation and indemnification expenses)). As such, the unified fee structure is designed to be an “all-in” fee structure that pays for the fees and costs of all PIMCO and third-party provided services under a structure that is expected to be less variable from year to year than a traditional mutual fund fee structure.

PIMCO has agreed to waive a portion of each Portfolio’s supervisory and administrative fees, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee fees exceed 0.0049% (the “Expense Limit”) (calculated as a percentage of average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Portfolio of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months, provided that such amount paid to PIMCO will not: 1) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit; 2) exceed the total Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO.

Each share class of the Acquiring Portfolio has a lower expense ratio than the corresponding class of the Target Portfolio. Following the Reorganization, it is anticipated that the expense ratio of each of the Acquiring Portfolio’s shares classes will continue to be lower than that of the corresponding class of the Target Portfolio.

The Reorganization Agreement

The terms and conditions under which the Reorganization may be consummated are set forth in the Reorganization Agreement. Significant provisions of the Reorganization Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Agreement, a form of which is attached to this Information Statement/Prospectus as Appendix A.  The Board has approved the Reorganization Agreement.

The Reorganization Agreement provides for: (i) the transfer of all of the assets of the Target Portfolio to the Acquiring Portfolio in exchange for shares of the corresponding class of shares of the Acquiring Portfolio of equal aggregate net asset value, by class; (ii) the assumption by the Acquiring Portfolio of all liabilities of the Target Portfolio; (iii) the distribution of the Acquiring Portfolio shares pro rata, by class, to the shareholders of the corresponding class of shares of the Target Portfolio; and (iv) the subsequent termination, dissolution and complete liquidation of the Target Portfolio.  With respect to each Portfolio’s net asset value calculation for purposes of the Reorganization, the net asset value will be based on the valuation procedures described in such Portfolio’s then-current prospectus and statement of additional information. Following the Reorganization, each owner of Administrative Class, Advisor Class, and Institutional Class shares of the Target Portfolio will receive Administrative Class, Advisor Class, and Institutional Class shares, respectively, of the Acquiring Portfolio.

The Reorganization is subject to certain conditions, including: (i) the Portfolios’ receipt of an opinion from the law firm of Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes; (ii) the receipt of all consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Portfolio or the Target Portfolio to permit consummation, in all material respects, of the Reorganization; and (iii) the effectiveness of this Information Statement/Prospectus under applicable law and the absence of any stop order suspending the effectiveness of this Information Statement/Prospectus.  In addition, the Portfolios have made certain representations and warranties to each other.

The Reorganization Agreement also requires that the Portfolios take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Agreement. The Reorganization Agreement may be terminated by mutual agreement of the parties or by one party on certain other grounds set forth in the Reorganization Agreement.

Please refer to Appendix A to review the terms and conditions of the Reorganization Agreement.

Expenses of the Reorganization

PIMCO will bear the costs associated with the Reorganization.  The Acquiring Portfolio, the Target Portfolio and their respective shareholders will not bear any direct costs arising in connection with the transactions contemplated by the Reorganization Agreement, other than any brokerage commissions or other portfolio transaction costs incurred by a Portfolio, which will be borne by such Portfolio. The expenses of the Reorganization include, but are not limited to, the costs associated with the preparation of necessary filings with the SEC, printing and distribution of the Information Statement/Prospectus, legal fees, accounting fees and securities registration fees. The expenses of the Reorganization are estimated to be approximately $320,000 and do not include the transaction costs described in “Portfolio Transitioning” below.

Portfolio Transitioning

Prior to the Reorganization, the Target Portfolio will close any borrowing relationships it has in place for investment purposes and dispose of and invest in certain positions in order to more closely align its holdings with that of the Acquiring Portfolio. Such repositioning would involve rebalancing certain mutual fund and exchange-traded fund holdings to new target weights. If the Reorganization had taken place as of February 26, 2020, it is estimated that the absolute value of all the rebalancing trades needed to more closely align the portfolio of the Target Portfolio to that of the Acquiring Portfolio would have represented approximately 49.5% of the Target Portfolio’s net assets. If such rebalancing trades had occurred as of February 26, 2020, it is estimated that the transaction costs associated with repositioning would have been approximately 0.006% of Target Portfolio net assets, or approximately $612, and that such sales would not have caused with respect to the Reorganization incremental capital gain distributions.

Federal Income Tax Consequences

The Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). As a condition to the closing of the Reorganization, the Target Portfolio and the Acquiring Portfolio will receive an opinion from Dechert LLP substantially to the effect that, as further described below, on the basis of existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for U.S. federal income tax purposes:

·

The Reorganization will constitute a “reorganization” under Section 368(a) of the Code, and the Target Portfolio and the Acquiring Portfolio will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

·

Under Sections 361 and 357(a) of the Code, no gain or loss will be recognized by the Target Portfolio upon (i) the transfer of all its assets to the Acquiring Portfolio in exchange for shares of the Acquiring Portfolio and the assumption by the Acquiring Portfolio of all the liabilities of the Target Portfolio or (ii) the distribution of shares of the Acquiring Portfolio by the Target Portfolio to its shareholders in liquidation, except that the Target Portfolio may be required to recognize gain or loss with respect to (A) contracts described in Section 1256(b) of the Code, (B) stock in a passive foreign investment company, as defined in Section 1297(a) of the Code, or (C) any other gain or loss required to be recognized upon the termination of a position, or upon the transfer of such asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code;

·

Under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Portfolio upon receipt of the assets of the Target Portfolio in exchange for shares of the Acquiring Portfolio and the assumption by the Acquiring Portfolio of the liabilities of the Target Portfolio;

·

Under Section 354 of the Code, no gain or loss will be recognized by the shareholders of the Target Portfolio upon the distribution to them by the Target Portfolio of the shares of the Acquiring Portfolio in exchange for their shares of the Target Portfolio;

·

Under Section 358 of the Code, the basis of shares of the Acquiring Portfolio received by shareholders of the Target Portfolio will be the same as the basis of the Target Portfolio shares exchanged therefor;

·

Under Section 362(b) of the Code, the basis of the Target Portfolio’s assets received by the Acquiring Portfolio will be the same in the hands of the Acquiring Portfolio as the basis of such assets in the hands of the Target Portfolio immediately prior to the transfer, adjusted for any gain or loss required to be recognized in the second bullet point above;

·

Under Section 1223(1) of the Code, each shareholder’s holding period in the shares of the Acquiring Portfolio will be determined by including the period for which the shareholder held the shares of the Target Portfolio exchanged therefor, provided that the shareholder held such shares of the Target Portfolio as a capital asset at the time of the exchange;

·

Under Section 1223(2) of the Code, the holding period of the Acquiring Portfolio with respect to the Target Portfolio’s assets, other than any asset with respect to which gain or loss is required to be recognized as described in the second bullet point above, will include the period for which the Target Portfolio’s assets were held by the Target Portfolio; and

·

The Acquiring Portfolio will succeed to and take into account those tax attributes of the Target Portfolio that are described in Section 381(c) of the Code, subject to the conditions and limitations specified in the Code, the regulations thereunder, and existing court decisions and published interpretations of the Code and regulations.

The opinion will be based on certain factual certifications made by the officers of the Target Portfolio and the Acquiring Portfolio and will also be based on customary assumptions. It is possible that the IRS or a court could disagree with Dechert LLP’s opinion, which therefore cannot be free from doubt.

Opinion of counsel is not binding upon the IRS or the courts. If the Reorganization were consummated but did not qualify as a tax-free reorganization under the Code, a shareholder of the Target Portfolio would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Target Portfolio shares and the fair market value of the shares of the Acquiring Portfolio he or she received. Shareholders of the Target Portfolio should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances.

Capital gains or losses realized in connection with repositioning of the Target Portfolio’s portfolio will depend on the value of the Target Portfolio’s assets at the actual time of repositioning. Capital gains, if any, recognized as a result of these sales on a net basis, after the application of any available capital loss carryforward, will be distributed to the Target Portfolio’s shareholders as one or more capital gain dividends and/or ordinary dividends, and such distributions will be taxable to the Target Portfolio’s shareholders with taxable accounts.

This description of the U.S. federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the U.S. federal income tax consequences of the Reorganization, shareholders of the Target Portfolio should also consult their tax advisors as to the state, local and foreign tax consequences, if any, of the Reorganization.

Organization

Each of the Target Portfolio and Acquiring Portfolio is organized as a series of PIMCO Variable Insurance Trust, an open-end management investment company established under Delaware law as a Delaware statutory trust. PIMCO Variable Insurance Trust is governed by a Board of Trustees consisting of eight members. For additional information on the history of PIMCO Variable Insurance Trust, please see the statement of additional information for the Target Portfolio and Acquiring Portfolio, dated April 30, 2019, as supplemented.

Rights of Shareholders

The Portfolios are series of PVIT, a Delaware statutory trust governed by a Board of Trustees made up of eight members. The Portfolios are governed by the same Trust Instrument and By-Laws. The below table summarizes certain notable shareholder rights of the Trust.

Further information about each Portfolio’s governance structure is contained in the Portfolio’s Statement of Additional Information and its governing documents, which are on file with the SEC.

Voting Rights

Shareholders have the power to vote only with respect to: (a) the election of Trustees; (b) the removal of Trustees; (c) any investment advisory or management contract; (d) amendments to the Trust Instrument: (i) that would affect the voting rights of shareholders granted in the Trust Instrument; (ii) to the section of the Trust Instrument concerning amendments to the Trust Instrument; (iii) required to be approved by shareholders by law or PVIT’s registration statement(s) filed with the SEC; and (iv) submitted to shareholders by the Trustees in their discretion; and (e) such additional matters relating to PVIT as may be required by law, the Trust Instrument, or the By-Laws or any registration of PVIT with the SEC or any State, or as the Trustees may consider desirable.

Shareholder Quorum

One third of outstanding shares of each series or class (at a meeting with respect to such series or class), or one third of the outstanding shares of the Trust (at a meeting with respect to the entire Trust), entitled to vote in person or by proxy.

Election of Trustees	Trustees elected by shareholders are elected by a plurality of the votes cast at a meeting when a quorum is present.
Removal of Trustees	Any Trustee may be removed at any meeting of the shareholders by a vote of two-thirds of the outstanding shares.
Amendments to the Trust Instrument

Shareholders have the right to vote on the amendments: (a) that would affect the voting rights of shareholders granted in the Trust Instrument; (b) to the section of the Trust Instrument concerning amendments to the Trust Instrument; (c) required to be approved by shareholders by law or PVIT’s registration statement(s) filed with the SEC; and (d) submitted to shareholders by the Trustees in their discretion.

Approval of a Consolidation or Merger

To change the Trust’s form of organization, the Trustees may, without shareholder approval, cause the Trust to merge or consolidate with or into one or more entities, if the surviving or resulting entity is the Trust or another open-end management investment company under the 1940 Act, or a series thereof, that will succeed to or assume the Trust’s registration under the 1940 Act. Any agreement of merger or consolidation or certificate of merger may be signed by a majority of Trustees.

Termination of a Portfolio

The Trustees have full power and authority, in their sole discretion and without obtaining shareholder approval, to abolish any one or more series or classes of shares, and to take such other action with respect to the shares as the Trustees may deem desirable.

Dividends and Other Distributions

Each of the Target Portfolio and Acquiring Portfolio intends to declare and pay income dividends quarterly to shareholders of record. Each of the Target Portfolio and Acquiring Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

Purchase, Exchange and Redemption Policies

The Acquiring Portfolio’s policies for buying, exchanging and redeeming shares are substantially identical to the policies of the Target Portfolio. Shareholders of the Target Portfolio and the Acquiring Portfolio are not subject to a redemption fee. For more information on these policies, please see Appendix B.

Distribution Arrangements

PIMCO Investments LLC is the principal underwriter and distributor for shares of each Portfolio and is located at 1633 Broadway, New York, NY 10019.

Administrative Class shares of each Portfolio are subject to an Administrative Services Plan adopted pursuant to Rule 12b-1 under the 1940 Act (the “Administrative Class Rule 12b-1 Plan”).  Under the Administrative Class Rule 12b-1 Plan, Administrative Class shares of each Portfolio are subject to a servicing fee at an annual rate of up to 0.15% of the average daily net assets attributable to Administrative Class shares of the Portfolio.

Advisor Class shares of each Portfolio are subject to a Distribution and Servicing Plan adopted pursuant Rule 12b-1 under the 1940 Act (the “Advisor Class Rule 12b-1 Plan”).  Under the Advisor Class Rule 12b-1 Plan, Advisor Class shares of each Portfolio are subject to a distribution and servicing fee at an annual rate of up to 0.25% of the average daily net assets attributable to Advisor Class shares of each Portfolio.

Institutional Class shares of the Portfolios are not subject to distribution and servicing fees.

For a complete description of each Portfolio’s distribution and service arrangements, see the relevant section of each Portfolio’s prospectuses (for Administrative Class shares, the section entitled “Administrative Class Shares” in the Administrative Class prospectus; for Advisor Class shares, the section entitled “Advisor Class and Class M Shares” in the Advisor Class prospectus; for Institutional Class shares, the section entitled “Institutional Class Shares” in the Institutional Class prospectus) and the sections of the Portfolios’ statement of additional information entitled “Distribution of Trust Shares—Administrative Services Plan for Administrative Class Shares,” “Distribution of Trust Shares—Distribution and Servicing Plans for Advisor Class and Class M Shares” and “Distribution of Trust Shares—Additional Payments to Insurance Companies.

Interest of Certain Persons in the Reorganization

Research Affiliates may be deemed to have an interest in the Reorganization because it is a sub-adviser to the Portfolios and will receive fees for its services as sub-adviser (which will be paid by PIMCO). Robert D. Arnott and Christopher J. Brightman, each a portfolio manager of the Portfolios, may be deemed to have an interest in the Reorganization because of their continued service as portfolio managers and continued receipt of compensation for managing the Acquiring Portfolio.

APPENDIX A –FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of [  ], 2020, by and between the PIMCO All Asset Portfolio (the “Acquiring Fund”), and the PIMCO All Asset All Authority Portfolio (the “Acquired Fund”), each a series of PIMCO Variable Insurance Trust, a Delaware statutory trust (the “Trust”).  Pacific Investment Management Company, LLC (“PIMCO”) has entered into this Agreement solely for purposes of Sections 2.4, 4.3 and 10.2.  Each of the Trust and PIMCO has its principal office and place of business at 650 Newport Center Drive, Newport Beach, California 92660.

This Agreement is intended to be and is adopted as a “plan of reorganization” within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”). Subject to the terms and conditions set forth herein, the Reorganization (as defined below) will consist of the transfer of all of the property and assets of the Acquired Fund to the Acquiring Fund in exchange for shares of beneficial interest of the corresponding class of shares of the Acquiring Fund (as set forth on Exhibit A) (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all of the Liabilities (as defined in Section 1.3) of the Acquired Fund, and the distribution of the Acquiring Fund Shares pro rata, by class, to the shareholders of the corresponding class of shares of the Acquired Fund followed as soon as practicable by the complete liquidation of the Acquired Fund (the “Reorganization”).

The Acquired Fund and Acquiring Fund are acting separately from all other parties and series of the Trust, and not jointly or jointly and severally with any other party.

WHEREAS, the Trustees of the Trust have determined that the Reorganization is in the best interests of each of the Acquiring Fund and the Acquired Fund and that the interests of the existing shareholders of each of the Acquiring Fund and Acquired Fund will not be diluted as a result of the Reorganization;

NOW, THEREFORE, in consideration of the promises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF ACQUIRED FUND LIABILITIES; LIQUIDATION OF THE ACQUIRED FUND
1.1.

Subject to the terms and conditions hereinafter set forth and on the basis of the representations and warranties contained herein, at the Effective Time (as defined in Section 2.5) (or as soon thereafter as is reasonably practicable), the Acquired Fund shall assign, deliver and otherwise transfer the Assets (as defined in Section 1.2) to the Acquiring Fund. In exchange therefor, at the Effective Time (or as soon thereafter as is reasonably practicable), the Acquiring Fund shall (i) deliver to the Acquired Fund that number of full and fractional (if any) Acquiring Fund Shares (of the corresponding class) computed in the manner set forth in Section 2.3 and (ii) assume all of the Liabilities of the Acquired Fund, as set forth herein.  Such transactions shall take place at the closing provided for in Section 3.1.

1.2.

The assets of the Acquired Fund to be transferred to the Acquiring Fund shall consist of all assets and property, including, without limitation, all rights of the Acquired Fund, cash, cash equivalents, securities, receivables (including securities, interests and dividends receivable), commodities and futures interests, rights to register shares under applicable securities laws, any deferred or prepaid expenses owned by or otherwise shown as an asset on the books of the Acquired Fund or balance sheet of the Acquired Fund prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) at the Effective Time, books and records, and any other property owned by the Acquired Fund at the Effective Time (collectively, the “Assets”).

1.3.

The Acquired Fund will use commercially reasonable efforts to discharge all of its known and existing liabilities and obligations prior to the Effective Time, other than liabilities and obligations necessary or appropriate for the Acquired Fund’s normal investment operations that were incurred in the ordinary course of business consistent with past practice.  The Acquiring Fund shall assume all liabilities and obligations of any kind of the Acquired Fund whether or not determinable on the Closing Date (as defined in Section 3.1) and whether or not specifically referred to in this Agreement (collectively, the “Liabilities”).
1.4.

At the Effective Time (or as soon thereafter as is reasonably practicable), the Acquired Fund will distribute the Acquiring Fund Shares pro rata, by class, to the record holders of the corresponding class of shares of the Acquired Fund determined as of the Effective Time (the “Acquired Fund Shareholders”). Such distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund (or its transfer agent) in the names of the Acquired Fund Shareholders. The aggregate net asset value of the Acquiring Fund Shares, by class, to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the then outstanding shares of beneficial interest of the corresponding class of shares of the Acquired Fund (the “Acquired Fund Shares”) owned by such Acquired Fund Shareholders at the Effective Time. All issued and outstanding shares of the Acquired Fund will simultaneously be redeemed and canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.  As soon as reasonably practicable thereafter, the Acquired Fund will be liquidated, dissolved and otherwise terminated.  The Acquired Fund shall not conduct any business on or after the Closing Date (as defined in Section 3.1) except in connection with its satisfaction of any post-Reorganization obligations or liabilities pursuant to this Agreement or its dissolution, liquidation, and termination of its business.

1.5.

Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.  Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s then-current prospectus and statement of additional information.

1.6.

Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns due, giving effect to extensions, relating to tax periods ending on or prior to the Closing Date (as defined in Section 3.1), or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund; moreover, any tax returns of the Acquired Fund for a taxable year ending on or prior to the Closing Date shall be the responsibility of the Acquired Fund.

1.7.

The Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest or dividends received on or after the Closing with respect to securities or other instruments transferred to the Acquiring Fund hereunder.  The Acquired Fund will transfer to the Acquiring Fund any distributions, rights, stock dividends or other securities or payments received or otherwise for any reason held in the name of the Acquired Fund after the Closing Date, as distributions on or with respect to the securities or other instruments transferred to the Acquiring Fund as appropriate.  Such assets shall be deemed included in the Assets and shall not be separately valued, unless the securities are in respect of a distribution which shall have gone “ex” or are otherwise appropriate for valuation prior to the Effective Date, in which case any such distribution that remains unpaid or securities that remain held in the name of the Acquired Fund at the Closing shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Fund.

1.8.

All books and records of the Acquired Fund shall be made available to the Acquiring Fund from and after the Closing Date and turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.VALUATION

2.1The net asset value of Acquired Fund Shares shall be the net asset value computed as of the Effective Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures described in the then-current prospectus and statement of additional information of the Acquired Fund and as approved by the Board of Trustees of the Trust.  The Acquired Fund and the Acquiring Fund hereby agree to cooperate with the other party in valuing the securities and other investments held by the Acquired Fund, as well as determining the amount of Liabilities, for purposes of the Reorganization.

2.2With respect to the Reorganization, the net asset value of Acquiring Fund Shares shall be the net asset value computed as of the Effective Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures described in the then-current prospectus and statement of additional information of the Acquiring Fund and as approved by the Board of Trustees of the Trust.

2.3The number of Acquiring Fund Shares, by class, to be issued (including fractional shares to the third decimal place, if any) in connection with the Reorganization shall be determined with respect to each class by dividing the value of the Assets (net of Liabilities) with respect to each class of shares of the Acquired Fund, determined in accordance with Section 2.1, by the net asset value of the Acquiring Fund Shares of the corresponding class, determined in accordance with Section 2.2.

2.4All computations of value with respect to the Acquired Fund and Acquiring Fund shall be made by PIMCO in its capacity as adviser and administrator for both the Acquired Fund and Acquiring Fund. Such computations shall be subject to confirmation by the Acquired Fund’s and Acquiring Fund’s transfer agent and independent registered public accounting firm, as applicable.

2.5The Effective Time shall be the time at which the Acquired Fund calculates its net asset value as set forth in its prospectus (ordinarily as of the close of regular trading on the New York Stock Exchange (“NYSE”)) on the Closing Date (as defined in Section 3.1) (the “Effective Time”).

3.CLOSING AND CLOSING DATE

3.1The Reorganization, together with related acts necessary to consummate the same (“Closing”), shall occur at the principal office of PIMCO at or after 4:00 p.m. ET on or about [  ], or at such other place and/or on such other date and in such manner (including by telephone or e-mail) as to which the parties may agree (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of the Effective Time, unless otherwise agreed to by the parties.

3.2State Street Bank and Trust Company (“State Street”) is the custodian for both the Acquired Fund and Acquiring Fund.  The Acquired Fund shall direct State Street to transfer in proper form the Assets of the Acquired Fund to the Acquiring Fund, as of the Closing Date (or as soon thereafter as is reasonably practicable).  The Acquired Fund shall instruct State Street to present to the Acquiring Fund the portfolio securities and other assets of the Acquired Fund in the form of an asset list or other written instrument certified or signed by a duly authorized officer of State Street for examination no later than three business days preceding the Closing Date or otherwise confirm that the Acquiring Fund has access to such information.  If applicable, such certified list or instrument shall state that all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.  Except as otherwise agreed, those portfolio securities and other assets comprising the Assets shall be transferred and delivered as of the Closing Date (or as soon thereafter as is reasonably practicable) by the Acquired Fund for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof.  Any of the Acquired Fund’s portfolio securities and instruments held in book entry form at a securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), shall be delivered as of the Closing Date (or as soon thereafter as is reasonably practicable) by book entry transfer in accordance with the customary practices of such depositories.  The Acquired Fund shall direct State Street to deliver cash of the Acquired Fund by wire transfer of available funds, or such other means as the Acquired Fund and Acquiring Fund may agree is appropriate, on the Closing Date (or as soon thereafter as is reasonably practicable).  No later than one week after the Closing Date, the Acquired Fund shall also deliver a schedule of the tax basis of each Asset transferred by the Acquired Fund or otherwise confirm that the Acquiring Fund has access to such information.

3.3With respect to the Reorganization, the Acquired Fund shall direct DST Asset Manager Solutions, Inc., in its capacity as transfer agent for the Acquired Fund and the Acquiring Fund (the “Transfer Agent

”), to deliver to the Acquiring Fund at the Closing a certificate of a duly authorized officer of the Transfer Agent stating that the Acquired Fund’s records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund Shares by class owned by each Acquired Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver to the Acquired Fund, prior to the Effective Time, a confirmation evidencing that the appropriate number of Acquiring Fund Shares will be credited to the Acquired Fund at the Effective Time (or as soon thereafter as is reasonably practicable), or provide other evidence satisfactory to the Acquired Fund as of the Effective Time that such Acquiring Fund Shares have been credited to the Acquired Fund’s accounts on the books of the Acquiring Fund (or the Transfer Agent).

3.4In the event that at the Effective Time or immediately prior to the Closing Date, the NYSE or another primary trading market for portfolio securities or other assets of the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Trust, accurate appraisal of the value of the net assets of the Acquired Fund is impracticable, the Effective Time shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or until such day as the parties may mutually agree.

4.REPRESENTATIONS AND WARRANTIES

4.1Except as has been fully disclosed to the Acquiring Fund in a written instrument executed by an officer of the Acquired Fund, the Acquired Fund represents and warrants to the Acquiring Fund, as follows:

(a)The Acquired Fund is a duly established series of the Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under its Amended and Restated Trust Instrument and Amended and Restated By-Laws, each as may be amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.

(b)The Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and the current registration statement of the Acquired Fund under the 1940 Act and the Securities Act of 1933, as amended (the “1933 Act”), is in full force and effect on the Closing Date.

(c)No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, and such as may be required under state securities laws or any other law, rule or regulation.

(d)The current prospectus, statement of additional information, shareholder reports, marketing and other related materials of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not, did not or will not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e)At the Effective Time, the Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens, security interest or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act.

(f)The Acquired Fund is not engaged currently in, and the execution, delivery and performance of this Agreement will not result in, a violation of Delaware law or a material violation of its Amended and Restated Trust Instrument or Amended and Restated By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound.

(g)The execution, delivery and performance of this Agreement will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound.

(h)All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts and other similar instruments) will terminate with respect to the Acquired Fund without liability or obligation to the Acquired Fund on or prior to the Effective Time.

(i)Except as otherwise disclosed to the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquired Fund’s knowledge, threatened against the Acquired Fund or any of its property or assets that, if adversely determined, would materially and adversely affect the Acquired Fund’s financial condition or the conduct of its business. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquired Fund’s business or its ability to consummate the transactions herein contemplated.

(j)The Acquiring Fund has access to or has been furnished with the Acquired Fund’s annual report to shareholders for the fiscal period ended December 31, 2019, and its semi-annual report to shareholders for the fiscal period ended June 30, 2019.

(k)The Acquiring Fund has access to or has been furnished with a statement of assets, liabilities and capital and a schedule of investments of the Acquired Fund as of [ ]. The Assets and Liabilities of the Acquired Fund and the net asset value of the Acquired Fund calculated as of the Closing Date will be true and correct and calculated in accordance with GAAP and Section 2 hereof.

(l)The financial statements, including the notes thereto, the financial highlights and the schedule of investments, of the Acquired Fund at December 31, 2019, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm to the Acquired Fund and the Acquiring Fund, and are in accordance with GAAP consistently applied, and such financial statements (copies of which have been furnished or made available to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

(m)The financial statements, including the notes thereto, the financial highlights and the schedule of investments, of the Acquired Fund at June 30, 2019, are in accordance with GAAP consistently applied, and such financial statements (copies of which have been furnished or are available to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

(n)Since December 31, 2019, there has not been any material adverse change in the Acquired Fund’s financial condition, Assets, Liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to the Acquiring Fund. For the purposes of this subsection (n), a decline in net asset value per share of Acquired Fund Shares as a result of declines in market values of securities held in the Acquired Fund’s portfolio, the discharge of the Acquired Fund’s liabilities, or the redemption of the Acquired Fund’s shares by shareholders of the Acquired Fund shall not constitute a material adverse change.

(o)For each taxable year of the Acquired Fund since inception (in the case of the taxable year that includes the Closing Date, for that portion of such taxable year ending with the Closing Date), the Acquired Fund has met (or is expected to meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification as a regulated investment company (“RIC”), has been (or is expected to be) eligible to and has computed (or will compute) its U.S. federal income tax under Section 852 of the Code, and has (or will have) distributed substantially all of its investment company taxable income, net tax exempt income and net capital gain (in each case, as defined in the Code) required to be distributed by the Closing Date.

(p)At the Effective Time, all federal, state, local, foreign and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed or provided to the applicable recipient by the Closing Date, giving effect to extensions, have been filed or provided and are or will be correct in all material respects, and all federal, state, local, foreign and other taxes (whether or not shown as due or required to be shown as due on said returns and reports) have been paid or provision has been made for the payment thereof, and to the best of the knowledge of the Acquired Fund, no such return, form or report is currently under audit and no assessment has been asserted with respect to such returns, forms or reports.

(q)At the Effective Time, there are no audits, examinations, investigations or other proceedings pending or threatened by any taxing authority in writing with respect to the Acquired Fund, and no waivers or extensions of any statute of limitations have been granted or requested with respect to the Acquired Fund.

(r)At the Effective Time, no taxing authority with which the Acquired Fund does not file tax returns has claimed that such Acquired Fund is or may be subject to taxation by that taxing authority, and no taxing authority with which the Acquired Fund does not file a particular tax return has claimed that the Acquired Fund is or may be required to file such tax return. No issue has been raised by any tax authority in any prior examination of the Acquired Fund which, by application of the same or similar principles, could reasonably be expected to result in a material proposed deficiency for any subsequent taxable period. Schedule 4.1(r) lists (a) all jurisdictions in which the Acquired Fund pays taxes and/or has a duty to file tax returns and (b) all federal, state and franchise tax returns filed, by or on behalf of the Acquired Fund.  The Acquired Fund does not have, nor has the Acquired Fund ever had, a permanent establishment in any country other than the United States.

(s)All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund and in each jurisdiction in which the Acquired Fund Shares have been offered and sold such shares have been offered and sold in compliance with applicable registration requirements (or exemptions therefrom) and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, as of the Effective Time, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in Section 3.3. The Acquired Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund’s shares.

(t)The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Board of Trustees of the Trust (including the trustees who are not “interested persons,” as such term is defined in Section 2(a)(19) of the 1940 Act, of the Trust), on behalf of the Acquired Fund, and, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(u)The information to be furnished by the Acquired Fund for use in advertisements, registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby, shall be true, accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto and shall not omit to state any material fact necessary in order to make the information not misleading.

(v)The N-14 (as defined in Section 5.5), insofar as it relates to the Acquired Fund and the Acquired Fund Shares, will, from the effective date of the N-14 through the Effective Time, (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

(w)The Acquired Fund’s investment operations, from inception to the date hereof, has been (and will through the Closing Date be) in compliance in all material respects with the investment policies and investment restrictions set forth in the prospectus and statement of additional information of the Acquired Fund, as in effect from time to time.

(x)As soon as is reasonably practicable after the Reorganization, the Trust will ensure that the Acquired Fund is completely liquidated and that the Acquired Fund does not conduct any business on or after the Closing Date except in connection with its satisfaction of any post-Reorganization obligations or liabilities pursuant to this Agreement or its dissolution, liquidation, and termination of its business.

(y)For each calendar quarter of its operation ending on or before the Closing Date, the Acquired Fund has complied with the diversification requirements imposed by Section 817(h) of the Code and the Treasury Regulations thereunder on certain insurance company segregated asset accounts.  At all relevant times on or before the Closing Date, the Acquired Fund has been an investment company to which Treasury Regulations Section 1.817-5(f) applies.

4.2Except as has been fully disclosed to the Acquired Fund in a written instrument executed by an officer of the Acquiring Fund, the Acquiring Fund represents and warrants to the Acquired Fund, as follows:

(a)The Acquiring Fund is a duly established series of the Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under its Amended and Restated Trust Instrument and Amended and Restated By-Laws, each as may be amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.

(b)The Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and the current registration statement of the Acquiring Fund under the 1933 Act and the 1940 Act is in full force and effect, or is anticipated to be in full force and effect on the Closing Date.

(c)No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws or any other law, rule or regulation.

(d)The current prospectus, statement of additional information, shareholder reports, marketing and other related materials of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not, did not or will not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e)At the Effective Time, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets free of any liens or other encumbrances.

(f)The Acquiring Fund is not engaged currently in, and the execution, delivery and performance of this Agreement will not result in, a violation of Delaware law or a material violation of its Amended and Restated Trust Instrument or Amended and Restated By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(g)The execution, delivery and performance of this Agreement will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound.

(h)Except as otherwise disclosed to the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Fund’s knowledge, threatened against the Acquiring Fund or any of its property or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated.

(i)The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Board of Trustees of the Trust (including the trustees who are not “interested persons,” as such term is defined in Section 2(a)(19) of the 1940 Act, of the Trust), on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(j)The Acquiring Fund Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will, at the Effective Time, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, will be fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the shares of the Acquiring Fund, nor is there outstanding any security convertible into any of the Acquiring Fund’s shares.

(k)The information to be furnished by the Acquiring Fund for use in advertisements, registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby, shall be true, accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto and shall not omit to state any material fact necessary in order to make the information not misleading.

(l)The N-14 (as defined in Section 5.5), insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, will, from the effective date of the N-14 through the Effective Time, (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

(m)For each calendar quarter of its operation ending on or before the Closing Date, the Acquiring Fund has complied with the diversification requirements imposed by Section 817(h) of the Code and the Treasury Regulations thereunder on certain insurance company segregated asset accounts.  At all relevant times on or before the Closing Date, the Acquiring Fund has been an investment company to which Treasury Regulations Section 1.817-5(f) applies.

4.3PIMCO represents and warrants to the Acquired Fund and the Acquiring Fund that the execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of PIMCO, and this Agreement will constitute a valid and binding obligation of PIMCO, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles and that the execution, delivery and performance of this Agreement will not result in violation of any material agreement, indenture, instrument, contract, lease or other undertaking to which PIMCO is a party or by which it is bound.  PIMCO further represents and warrants that it is registered with the Commission as an investment adviser and serves as the investment adviser to the Acquired Fund and Acquiring Fund.

5.	COVENANTS AND AGREEMENTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1The Acquired Fund will operate its business in the ordinary course consistent with past practice between the date hereof and the Effective Time, it being understood that such ordinary course of business with respect to the Acquired Fund will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.  The Acquired Fund covenants that upon reasonable notice, the Acquiring Fund’s officers and agents shall have reasonable access to the Acquired Fund’s books and records necessary, in the sole and exclusive discretion of the Acquiring Fund’s officers, to maintain current knowledge of the Acquired Fund, its holdings and operations, and to ensure that the representations and warranties herein are accurate.

5.2The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.3The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.4Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.5The Acquired Fund will provide the Acquiring Fund with information regarding the Acquired Fund, and the Acquiring Fund will provide the Acquired Fund with information regarding the Acquiring Fund that is reasonably necessary for the preparation of the Combined Information Statement and Prospectus on Form N-14 (the “N-14”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the transactions contemplated herein and the associated registration of shares of the Acquiring Fund.

5.6As soon as is reasonably practicable after the Closing of the Reorganization, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.7The Acquiring Fund and the Acquired Fund shall each use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent set forth in Articles VI and VII to effect the transactions contemplated by this Agreement as promptly as reasonably practicable.

5.8The Acquiring Fund and the Acquired Fund each covenants that it will, from time to time, as and when reasonably requested by the other party, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases and other instruments, and will take or cause to be taken such further action as the other party may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.9The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Effective Time.

6.CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

6.1The obligations of the Acquired Fund to complete the transactions provided for herein shall be subject, at the Acquired Fund’s election, to the following conditions:

(a)All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time; and as of the Closing Date there shall be (i) no pending or threatened litigation brought by any person against the Acquiring Fund, its advisers, directors, trustees, partners, members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund that the Acquiring Fund reasonably believes might result in such litigation.

(b)Upon request of the Acquired Fund, the Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the name of the Acquiring Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Fund and dated as of the Effective Time, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

(c)Upon request of the Acquired Fund, the Acquiring Fund shall have executed and delivered to the Acquired Fund an assumption of Liabilities certified by an officer of the Acquiring Fund dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the Liabilities of the Acquired Fund.

(d)The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund, on or before the Effective Time.

(e)The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with Section 2.3.

(f)All actions taken by the Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be reasonably satisfactory in form and substance to the Acquired Fund.

(g)The Acquired Fund shall have received on the Closing Date the opinion or opinions of Dechert LLP, counsel to the Acquiring Fund, dated as of the Closing Date, covering the following points:

(1)

The Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of the properties and assets of the Acquiring Fund and to carry on its business, including that of the Acquiring Fund, as a registered investment company or series thereof;

(2)

The Agreement has been duly authorized, executed, and delivered by the Trust on behalf of the Acquiring Fund, and, assuming due authorization, execution and delivery of the Agreement by the Trust on behalf of the Acquired Fund, is a valid and binding obligation of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles;

(3)

The Acquiring Fund Shares to be issued as provided by this Agreement are duly authorized, upon delivery will be validly issued and outstanding, and will be fully paid and non-assessable by the Acquiring Fund and no shareholder of the Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof;

(4)

The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Trust’s Amended and Restated Trust Instrument or Amended and Restated By-Laws or any provision of any material agreement to which the Trust or the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any such agreement or any judgment or decree to which the Acquiring Fund is a party or by which it is bound;

(5)

To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required to be obtained by the Acquiring Fund in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws;

(6)

The Trust is a registered investment company classified as a management company of the open-end type with respect to each series of shares it offers, including the Acquiring Fund, under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(7)	The N-14 has become effective and, to the knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued; and
(8)

To the knowledge of such counsel, and except as otherwise disclosed to the Acquired Fund pursuant to Section 4.2(h) of this Agreement, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund, nor is the Acquiring Fund a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

7.1The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at the Acquiring Fund’s election, to the following conditions:

(a)

All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time; and as of the Closing Date there shall be (i) no pending or threatened litigation brought by any person against the Acquired Fund, its advisers, directors, trustees, partners, members or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund that the Acquired Fund reasonably believes might result in such litigation.

(b)

Upon request of the Acquiring Fund, the Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s Assets and Liabilities, as of the Effective Time, that is prepared in accordance with GAAP and certified by the Treasurer of the Acquired Fund, including a list of securities and other assets owned by the Acquired Fund with their respective tax bases and values determined as provided in Section 2 above, all as of the Effective Date.

(c)

Upon request of the Acquiring Fund, the Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Effective Time, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

(d)

The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund, on or before the Effective Time.

(e)

The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with Section 2.3.

(f)

All actions taken by the Acquired Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be reasonably satisfactory in form and substance to the Acquiring Fund.

(g)	The Acquiring Fund shall have received on the Closing Date the opinion or opinions of Dechert LLP, counsel to the Acquired Fund, dated as of the Closing Date, covering the following points:
(1)

The Trust is a statutory trust duly formed, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of the properties and assets of the Acquired Fund, and to carry on its business, including that of the Acquired Fund, as a registered investment company or series thereof;

(2)

The Agreement has been duly authorized, executed, and delivered by the Trust on behalf of the Acquired Fund, and, assuming due authorization, execution and delivery of the Agreement by the Trust on behalf of the Acquiring Fund, is a valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles;

(3)

The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Trust’s Amended and Restated Trust Instrument or Amended and Restated By-Laws or any provision of any material agreement to which the Trust or the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any such agreement or any judgment or decree to which the Acquired Fund is a party or by which it is bound;

(4)

To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required to be obtained by the Acquired Fund in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws;

(5)

The Trust is a registered investment company classified as a management company of the open-end type with respect to each series of shares it offers, including the Acquired Fund, under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(6)

To the knowledge of such counsel, and except as otherwise disclosed to the Acquiring Fund pursuant to Section 4.1(i) of this Agreement, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund, nor is the Acquired Fund a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

8.1If any of the conditions set forth in this Section 8.1 have not been satisfied on or before the Effective Time, the Acquiring Fund or the Acquired Fund shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

(a)

At the Effective Time, no action, suit or other proceeding shall be pending or, to the knowledge of the Acquiring Fund or the Acquired Fund, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

(b)

All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

(c)

The N-14 shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

(d)

The registration statement on Form N-1A with regard to the Acquiring Fund shall have become effective under the 1933 Act, and no stop order suspending effectiveness thereof shall have been issued and to the best knowledge of the Acquiring Fund, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

(e)

The Acquiring Fund and the Acquired Fund shall have received an opinion of Dechert LLP as to federal income tax matters substantially to the effect that, based on the facts, representations and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(1) The transfer by the Acquired Fund of all of its Assets to its the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Acquired Fund as specified herein, and the distribution of such shares to the Acquired Fund Shareholders, as provided in this Agreement, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(2) Under Sections 361 and 357(a) of the Code, no gain or loss will be recognized by the Acquired Fund upon (i) the transfer of all its Assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Acquired Fund as specified herein or (ii) the distribution of the Acquiring Fund Shares by the Acquired Fund to Acquired Fund Shareholders in liquidation as specified herein, except that the Acquired Fund may be required to recognize gain or loss with respect to (A) contracts described in Section 1256(b) of the Code, (B) stock in a passive foreign investment company, as defined in Section 1297(a) of the Code, or (C) any other gain or loss required to be recognized upon the termination of a position, or upon the transfer of such asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code.

(3) Under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon receipt of the Assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Acquired Fund as specified herein.

(4) Under Section 354 of the Code, no gain or loss will be recognized by the shareholders of the Acquired Fund upon the distribution to them by the Acquired Fund of the Acquiring Fund Shares in exchange for their shares of the Acquired Fund.

(5) Under Section 358 of the Code, the basis of the Acquiring Fund Shares received by each shareholder of the Acquired Fund will be the same as the basis of the shareholder’s Acquired Fund shares exchanged therefor.

(6) Under Section 362(b) of the Code, the basis of the Acquired Fund’s Assets received by the Acquiring Fund will be the same as the basis of such Assets in the hands of the Acquired Fund immediately prior to the transactions, except with respect to (A) contracts described in Section 1256(b) of the Code, (B) stock in a passive foreign investment company, as defined in Section 1297(a) of the Code, and (C) any other Asset on which gain was recognized by the Acquired Fund upon the termination of a position, or upon the transfer of such asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code.

(7) Under Section 1223(1) of the Code, each shareholder’s holding period for the Acquiring Fund Shares will be determined by including the period for which the shareholder held the shares of the Acquired Fund exchanged therefor, provided that the shareholder held such shares of the Acquired Fund as a capital asset at the time of the exchange.

(8) Under Section 1223(2) of the Code, the holding period of the Acquiring Fund with respect to the Acquired Fund’s Assets will include the period for which the Acquired Fund’s Assets were held by the Acquired Fund.

(9) The Acquiring Fund will succeed to and take into account those tax attributes of the Acquired Fund that are described in Section 381(c) of the Code subject to the conditions and limitations specified in the Code, the regulations thereunder and existing court decisions and published interpretations of the Code and Regulations.

The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of the Acquiring Fund and the Acquired Fund. Notwithstanding anything herein to the contrary, neither party may waive the condition set forth in this Section 8.1(e).

(f)

State Street or an appropriate officer of the Acquired Fund shall have delivered such certificates or other documents as set forth in Section 3.2, or the Acquired Fund shall have otherwise confirmed that the Acquiring Fund has access to such information as set forth in Section 3.2.

(g)	The Transfer Agent shall have delivered to the Acquiring Fund a certificate of its authorized officer as set forth in Section 3.3.
(h)	The Acquiring Fund shall have issued and delivered to the Acquired Fund the confirmation, or provided other evidence satisfactory to the Acquired Fund, as set forth in Section 3.3.
(i)	Each party shall have delivered to the other such bills of sale, checks, assignments, receipts or other documents as reasonably requested by such other party or its counsel.

9.INDEMNIFICATION

9.1The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and its trustees, officers, agents or employees from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable court costs, but excluding any indirect, consequential or special damages) to which the Acquired Fund or any of its trustees, officers, agents or employees may become subject, insofar as any such loss, claim, damage, liability or expense arises out of or is based on: (i) any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement; or (ii) the grossly negligent or reckless acts or omissions or willful misfeasance of the Acquiring Fund in connection with this Agreement.

9.2The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and its trustees, officers, agents or employees from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable court costs, but excluding any indirect, consequential or special damages) to which the Acquiring Fund  or any of its trustees, officers, agents or employees may become subject, insofar as any such loss, claim, damage, liability or expense arises out of or is based on: (i) any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement; or (ii) the grossly negligent or reckless acts or omissions or willful misfeasance of the Acquired Fund in connection with this Agreement.

9.3The Acquired Fund understands and agrees that the obligations of the Acquiring Fund under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of the Acquiring Fund personally, but bind only the Acquiring Fund and the Acquiring Fund’s property. Moreover, no series of the Trust, other than the Acquiring Fund, shall be responsible for the obligations of the Acquiring Fund hereunder, and all persons shall look only to the assets of the Acquiring Fund to satisfy the obligations of the Acquiring Fund hereunder. The Acquired Fund represents that it has notice of the provisions of the Amended and Restated Trust Instrument of the Trust disclaiming shareholder and trustee liability for acts or obligations of the Acquiring Fund.

9.4The Acquiring Fund understands and agrees that the obligations of the Acquired Fund under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of the Acquired Fund personally, but bind only the Acquired Fund and the Acquired Fund’s property. Moreover, no series of the Trust, other than the Acquired Fund, shall be responsible for the obligations of the Acquired Fund hereunder, and all persons shall look only to the assets of the Acquired Fund to satisfy the obligations of the Acquired Fund hereunder. The Acquiring Fund represents that it has notice of the provisions of the Amended and Restated Trust Instrument of the Trust disclaiming shareholder and trustee liability for acts or obligations of the Acquired Fund.

10.FEES AND EXPENSES

10.1The Acquiring Fund and the Acquired Fund each represents and warrants to the other that there are no obligations to pay any brokers or finders and that no brokers or finders are entitled to receive any payments in connection with the transactions provided for herein.

10.2PIMCO agrees that none of the costs and expenses incurred in connection with the Reorganization (exclusive of any brokerage commissions or other portfolio transaction costs of the Acquiring Fund or the Acquired Fund, which will be borne by the Acquiring Fund or Acquired Fund, respectively), whether or not the Reorganization is consummated, shall be borne by the Acquired Fund or by the Acquiring Fund, and that such costs and expenses shall be borne by PIMCO.

11.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1The Acquiring Fund and the Acquired Fund agree that no party has made any representation, warranty or covenant related to the Reorganization not set forth herein and this Agreement constitutes the entire agreement between the parties.

11.2Except as specified in the next sentence set forth in this Section 11.2, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of the Acquiring Fund and the Acquired Fund in Sections 9.1 and 9.2 shall survive the Closing.

12.	TERMINATION

This Agreement may be terminated and the transactions contemplated herein may be abandoned by the Acquiring Fund or by the Acquired Fund by: (i) mutual agreement of such parties; (ii) by the Acquiring Fund if the Acquired Fund shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith; (iii) by the Acquired Fund if the Acquiring Fund shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith; (iv) the Acquiring Fund or the Acquired Fund if a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met as of the Closing Date; or (v) the Acquiring Fund or the Acquired Fund if any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this clause shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective trustees, or officers, as the case may be, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

In addition, this Agreement may be terminated and the transactions contemplated herein may be abandoned if the Board of Trustees of the Trust determines in good faith that circumstances have developed that would make proceeding with the Reorganization not in the best interests of the Acquired Fund’s shareholders or the Acquiring Fund’s shareholders.

13.	WAIVER

At any time prior to the Closing Date, the Acquired Fund and the Acquiring Fund may: (i) extend the time for the performance of the obligations or other acts of the other; (ii) waive any inaccuracy in the representations of the other; and (iii) waive compliance by the other with any of the agreements or conditions set forth herein. Any such extension or waiver must be in writing.

14.	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties hereto.

15.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier), e-mail or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed as follows:

PIMCO Variable Insurance Trust

650 Newport Center Drive
Newport Beach, California 92660
Attention: Ryan Leshaw
Telephone: (949) 720-6980
Fax: (949) 719-3136
Email: ryan.leshaw@pimco.com

With a copy (which shall not constitute notice) to:

Dechert LLP
1900 K Street, NW
Washington, DC 20006
Attention: Adam Teufel
Telephone: (202) 261-3464
Fax: (202) 261-3164
Email: adam.teufel@dechert.com

16.HEADINGS; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

16.1The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

16.2This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

16.3This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders, as applicable, of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement other than those expressly set forth in this Agreement with respect to the parties of this Agreement.

16.4This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to its principles of conflicts of laws.

16.5The trustees of the Trust and the shareholders and officers of the Acquired Fund shall not be liable for any obligations of the Acquired Fund under this Agreement and the trustees of the Acquiring Fund and the shareholders and officers of the Acquiring Fund shall not be liable for any obligations of the Acquiring Fund under this Agreement, and the parties hereto agree that, in asserting any rights or claims against the other party under this Agreement, it shall look only to the assets and property of the Acquired Fund or the Acquiring Fund, as appropriate, in settlement of such rights or claims, and not to the trustees, shareholders or officers of the other.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the __________ day of [  ], 2020.

PIMCO Variable Insurance Trust on behalf of PIMCO All Asset All Authority Portfolio and PIMCO All Asset Portfolio
By:
Name:
Title:

Solely for purposes of Sections 2.4, 4.3 and 10.2
Pacific Investment Management Company, LLC
By:
Name:
Title:

EXHIBIT A

PIMCO All Asset All Authority Portfolio (Acquired Fund) Share Classes	PIMCO All Asset Portfolio (Acquiring Fund) Corresponding Share Classes
Administrative	Administrative
Institutional	Institutional
Advisor	Advisor

APPENDIX B –ADDITIONAL INFORMATION ABOUT THE ACQUIRING PORTFOLIO

Disclosure of Portfolio Holdings

Please see “Disclosure of Portfolio Holdings” in the Acquiring Portfolio’s Statement of Additional Information for information about the availability of the complete schedule of the Acquiring Portfolio’s holdings.

Classes of Shares

Administrative Class, Advisor Class, and Institutional Class shares of the Acquiring Portfolio are offered in this Information Statement/Prospectus. The Trust does not charge any sales charges (loads) or other fees in connection with purchases or redemptions of Administrative Class, Advisor Class, and Institutional Class shares.

·

Service Fees—Administrative Class Shares. The Trust has adopted, pursuant to Rule 12b-1 under the 1940 Act, an Administrative Services Plan (the “Administrative Plan”) for the Administrative Class shares of the Acquiring Portfolio. The Administrative Plan allows the Acquiring Portfolio to use its Administrative Class assets to compensate the Distributor for providing or procuring through financial firms administrative, recordkeeping, and investor services relating to Administrative Class shares. Because these fees are paid out of the Acquiring Portfolio’s Administrative Class assets on an ongoing basis, over time they will increase the cost of an investment in Administrative Class shares and may cost an investor more than other types of sales charges. The following lists the maximum annual rates at which the servicing fees may be paid under the Administrative Plan (calculated as a percentage of the Acquiring Portfolio’s average daily net assets attributable to Administrative Class shares):

Administrative Class	Servicing Fee
Acquiring Portfolio	0.15%

·

Distribution and/or Service (12b-1) Fees—Advisor Class Shares.  The Trust has adopted a Distribution and Servicing Plan for the Advisor Class shares of the Acquiring Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the 1940 Act. The Distribution and Servicing Plan permit the Acquiring Portfolio to compensate the Distributor for providing or procuring through financial firms certain services in connection with the distribution and marketing of Advisor Class shares and/or certain shareholder services to Advisor Class shareholders at an annual rate of up to 0.25% of the Acquiring Portfolio’s average daily net assets attributable to its Advisor Class shares (the “Distribution Fees”).

Payments are accrued daily and paid periodically. Because these fees are paid out of the Acquiring Portfolio’s Advisor Class assets on an ongoing basis, over time they will increase the cost of an investment in Advisor Class shares, and Distribution and Servicing Plan fees may cost an investor more than other types of sales charges.

·

Servicing Arrangements. Administrative Class, Advisor Class, and Institutional Class shares of the Acquiring Portfolio may be offered through certain brokers and financial intermediaries (“servicers”) that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than Administrative Plan fees paid with respect to Administrative Class shares and Distribution and Servicing Plan fees paid with respect to Advisor Class shares. Servicers may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Acquiring Portfolio shares by their customers. Servicers may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases and redemptions of Acquiring Portfolio shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer’s investment and lower investment returns. Each servicer is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of servicers should consult their servicers for information regarding these fees and conditions.

·

Additional Payments. PIMCO uses its own assets and resources, including its profits from advisory or supervisory and administrative fees paid by the Acquiring Portfolio, to pay insurance companies for services rendered to current and prospective owners of Variable Contracts, including the provision of support services such as providing information about the Trust and the Acquiring Portfolio, the delivery of Trust documents, and other services. In addition, PIMCO may pay certain expenses, such as printing and mailing charges, incurred by such insurance companies in connection with their services. Any such payments are made by PIMCO, and not by the Trust, and PIMCO does not receive any separate fees for such expenses.

The fees paid to insurance companies, as described in the preceding paragraph, generally will not exceed 0.25% of the total assets of the Acquiring Portfolio held by the insurance company, on an annual basis, though in some cases, may be up to 0.35%. Although the payments described in the preceding paragraph are not intended to compensate the insurance companies for marketing the Acquiring Portfolio, they may provide an additional incentive to insurance companies to actively promote the Acquiring Portfolio and, depending on the arrangements an insurance company may have in place with other mutual funds or their sponsors at any particular time, an insurance company may have a financial incentive to promote the Acquiring Portfolio (or share class of the Acquiring Portfolio) over other mutual fund options (or other Portfolios managed by PIMCO or share classes of the Acquiring Portfolio) available under a particular Variable Contract.

In addition, the Distributor, PIMCO and their affiliates may from time to time make payments and provide other incentives to insurance companies as compensation for services such as providing the Acquiring Portfolio with a higher profile for the insurance companies' financial advisors and their customers or otherwise identifying the Acquiring Portfolio as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, granting the Distributor access to the insurance companies’ financial advisors (including through the insurance companies’ intranet websites) in order to promote the Acquiring Portfolio, promotions in communications with current and prospective Variable Contract owners such as in the insurance companies’ internet websites or in customer newsletters, providing assistance in training and educating the insurance companies’ personnel, and furnishing marketing support and other specified services. The actual services provided, and the payments made for such services, vary from company to company. These payments may be significant to the insurance companies.

A number of factors will be considered in determining the amount of these additional payments to insurance companies. The Distributor, PIMCO and their affiliates may make payments to one or more insurance companies based upon factors such as the amount of assets an insurance company’s accounts have invested in the series of PVIT and the quality of the insurance company’s relationship with the Distributor, PIMCO and their affiliates.

The additional payments described above are made from the Distributor’s or PIMCO’s (or their affiliates’) own assets (and sometimes, therefore referred to as “revenue sharing”) pursuant to agreements with insurance companies or other financial firms and do not change the price paid by an insurance company’s separate account for the purchase of an Acquiring Portfolio’s shares or the amount the Acquiring Portfolio will receive as proceeds from such sales. These payments may be made to insurance companies (as selected by the Distributor) that have invested significant amounts in shares of the series of PVIT. The level of payments made to a financial firm in any future year will vary.

From time to time, PIMCO and/or the Distributor may pay or reimburse insurance companies, broker-dealers, banks, recordkeepers or other financial institutions for PIMCO’s and/or the Distributor’s attendance at conferences, seminars or informational meetings sponsored by such firms, or PIMCO and/or the Distributor may co-sponsor such events with such financial institutions. PIMCO and/or the Distributor may also provide other non-cash compensation in the form of occasional meals, tickets or other entertainment, as well as small gifts to such firms’ representatives and charitable contributions to valid charitable organizations, as permitted by applicable law, rules and regulations. Payments and reimbursements for such activities are made out of PIMCO’s and/or the Distributor’s own assets and at no cost to the Acquiring Portfolio. These payments and reimbursements may be made from profits received by PIMCO from advisory fees and supervisory and administrative fees paid to PIMCO by the Acquiring Portfolio. Such activities by PIMCO and/or the Distributor may provide incentives to financial institutions to sell shares of the Acquiring Portfolio. Additionally, these activities may give PIMCO and/or the Distributor additional access to sales representatives of such financial institutions, which may increase sales of Acquiring Portfolio shares.

The Statement of Additional Information contains further details about the payments made by PIMCO and/or the Distributor to insurance companies. In addition, you can ask the insurance company that sponsors the Variable Contract in which you invest for information about any payments it receives from PIMCO and/or the Distributor and any services provided for such payments.

From time to time, PIMCO or its affiliates may pay investment consultants or their parent or affiliated companies for certain services including technology, operations, tax, or audit consulting services, and may pay such firms for PIMCO’s attendance at investment forums sponsored by such firms or for various studies, surveys, or access to databases. Subject to applicable law, PIMCO and its affiliates may also provide investment advisory services to investment consultants and their affiliates and may execute brokerage transactions on behalf of the Acquiring Portfolio with such investment consultants and their affiliates. These consultants or their affiliates may, in the ordinary course of their investment consultant business, recommend that their clients utilize PIMCO’s investment advisory services or invest in the Acquiring Portfolio or in other products sponsored by PIMCO and its affiliates.

Purchases and Redemptions

Investors do not deal directly with the Acquiring Portfolio to purchase and redeem shares. Please refer to the prospectus for the Separate Account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the Separate Account that invest in the Acquiring Portfolio.

Purchasing Shares

As of the date of this prospectus, shares of the Acquiring Portfolio are offered for purchase by Separate Accounts to serve as an investment medium for Variable Contracts issued by life insurance companies. All purchase orders are effected at the NAV next determined after a purchase order is received.

While the Acquiring Portfolio currently does not foresee any disadvantages to Variable Contract Owners if the Acquiring Portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies, due to differences in tax treatment or other considerations, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which the Acquiring Portfolio serves as an investment medium might at some time be in conflict. However, the Trust’s Board of Trustees and each insurance company with a separate account allocating assets to the Acquiring Portfolio are required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Acquiring Portfolio might be required to redeem the investment of one or more of its separate accounts from the Acquiring Portfolio, which might force the Acquiring Portfolio to sell securities at disadvantageous prices.

The Trust and its Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Acquiring Portfolio or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust. In addition, the Trust and its Distributor each reserves the right, in its sole discretion, to redeem shares, in whole or in part, when, in the judgment of management, such redemption is necessary in order to maintain qualification under the rules for variable annuities and/or variable life contracts with respect to other shareholders, to maintain qualification as a regulated investment company under the Code, or for any reason under terms set by the Trustees, including the failure of a shareholder to supply a personal identification number if required to do so, or to have the minimum investment required, or to pay when due for the purchase of shares issued to the shareholder. The offering of shares will be suspended when trading on the New York Stock Exchange (“NYSE”) is restricted or during an emergency which makes it impracticable for the Acquiring Portfolio to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors. In the event that the Acquiring Portfolio ceases offering its shares, any investments allocated to the Acquiring Portfolio will, subject to any necessary regulatory approvals, be invested in another Acquiring Portfolio of the Trust.

The Trust generally does not offer or sell its shares outside of the United States, except to certain investors in approved jurisdictions and in conformity with local legal requirements.

Redeeming Shares

Shares may be redeemed without charge on any day that the NAV is calculated. All redemption requests received by the Trust or its designee prior to the close of regular trading on the NYSE (normally 4:00 pm, Eastern time (“NYSE Close”)), on a day the Trust is open for business, are effective on that day. Redemption requests received after that time become effective on the next business day. Redemption requests for Acquiring Portfolio shares are effected at the NAV per share next determined after receipt of a redemption request by the Trust or its designee. Payment for shares redeemed normally will be made within seven days.

Redemptions of Acquiring Portfolio shares may be suspended when trading on the NYSE is restricted or during an emergency which makes it impractical for the Acquiring Portfolio to dispose of its securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemption or postpone payment for more than seven days, as permitted by law. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay redemption proceeds in whole or in part by a distribution in kind of securities held by the Acquiring Portfolio in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. If shares are redeemed in kind, however, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

In order to meet redemption requests, the Acquiring Portfolio typically expects to use a combination of sales of portfolio assets, holdings of cash and cash equivalents (including cash flows into the Acquiring Portfolio) and financing transactions (such as reverse repurchase agreements). These methods of meeting redemption requests are expected to be used regularly. The Acquiring Portfolio reserves the right to use other types of borrowings and interfund lending. The use of borrowings (such as a line of credit) and interfund lending in order to meet redemption requests is typically expected to be used only during stressed market conditions, if at all. See “Characteristics and Risks of Securities and Investment Techniques—Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings” and the SAI for more information. The Acquiring Portfolio’s use of redemptions in kind is discussed above.

Frequent or Excessive Purchases, Exchanges and Redemptions

The Trust encourages shareholders to invest in the Acquiring Portfolio as part of a long-term investment strategy and discourages excessive, short-term trading and other abusive trading practices, sometimes referred to as “market timing.” However, because the Trust will not always be able to detect market timing or other abusive trading activity, investors should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Acquiring Portfolio.

Certain of the Acquiring Portfolio’s investment strategies may expose the Portfolio to risks associated with market timing activities. For example, since the Acquiring Portfolio may invest in non-U.S. securities, it may be subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Acquiring Portfolio’s non-U.S. portfolio securities and the determination of the Acquiring Portfolio’s NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling Acquiring Portfolio shares at a price that does not reflect their true value. A similar risk exists for the Acquiring Portfolio’s potential investment in securities of small capitalization companies, securities of issuers located in emerging markets, securities of distressed companies or high yield securities that are thinly traded and therefore may have actual values that differ from their market prices.

Except as identified below, to discourage excessive, short-term trading and other abusive trading practices, the Board of Trustees of the Trust has adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to the Acquiring Portfolio and its shareholders (“Market Timing Policy”). Such activities may have a detrimental effect on the Acquiring Portfolio and its shareholders. For example, depending upon various factors such as the size of the Acquiring Portfolio and the amount of its assets maintained in cash, short-term or excessive trading by Acquiring Portfolio shareholders may interfere with the efficient management of the Acquiring Portfolio’s investments, increase transaction costs and taxes, and may harm the performance of the Acquiring Portfolio and its shareholders. In addition, purchases and sales by the Acquiring Portfolio in certain Underlying Funds may be exempt from certain limitations under the Market Timing Policy in order to allow the Acquiring Portfolio to manage its cash flows and reallocate portfolio investments in the Underlying Funds according to its allocation targets.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, to the extent that there is a delay between a change in the value of the Acquiring Portfolio’s holdings, and the time when that change is reflected in the NAV of the Acquiring Portfolio’s shares, the Acquiring Portfolio is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of “fair value” pricing of the Acquiring Portfolio’s securities. See “How Acquiring Portfolio Shares Are Priced” below for more information.

Second, the Trust and PIMCO seek to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and PIMCO each reserves the right to restrict or refuse any purchase or exchange transactions if, in the judgment of the Trust or of PIMCO, the transaction may adversely affect the interests of the Acquiring Portfolio or its shareholders. Among other things, the Trust may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price. Notice of such restrictions, if any, will vary according to the particular circumstances. When PIMCO notices a pattern of trading that may be indicative of excessive or abusive trading by Variable Contract Owners, the Trust and/or PIMCO will seek the cooperation of insurance companies.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be mitigated or eliminated. By their nature, insurance company separate accounts, in which purchases and redemptions of Acquiring Portfolio shares by Variable Contract Owners are aggregated for presentation to the Acquiring Portfolio on a net basis, conceal the identity of the individual Variable Contract Owners from the Acquiring Portfolio. This makes it more difficult for the Trust and/or PIMCO to identify short-term transactions in the Acquiring Portfolio.

How Acquiring Portfolio Shares Are Priced

The price of the Acquiring Portfolio’s shares is based on its NAV. The NAV of the Acquiring Portfolio, or each of its share classes, is determined by dividing the total value of the Acquiring Portfolio’s portfolio investments and other assets attributable to the Portfolio or class, less any liabilities, by the total number of shares outstanding of the Portfolio or class.

On each day that the NYSE is open, Acquiring Portfolio shares are ordinarily valued as of the NYSE Close. Information that becomes known to the Acquiring Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Acquiring Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Acquiring Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Acquiring Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Acquiring Portfolio’s assets that are invested in one or more open-end management investment companies (other than exchange-traded funds), the Portfolio’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Acquiring Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Acquiring Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. The Acquiring Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Acquiring Portfolio’s portfolio investments being affected when you are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Acquiring Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Acquiring Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Acquiring Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board of Trustees, generally based on recommendations provided by PIMCO. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes, Pricing Services prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Acquiring Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Acquiring Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Acquiring Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust's policy is intended to result in a calculation of the Acquiring Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Acquiring Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Acquiring Portfolio may differ from the value that would be realized if the securities were sold. The Acquiring Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed above under “Frequent or Excessive Purchases, Exchanges and Redemptions.”

Portfolio Distributions

The Acquiring Portfolio distributes substantially all of its net investment income to shareholders in the form of dividends. Dividends paid by the Acquiring Portfolio with respect to each class of shares are calculated in the same manner and at the same time, but dividends on different classes of shares may be different as a result of the service and/or distribution fees applicable to certain classes of shares.  The Acquiring Portfolio intends to declare and pay income dividends quarterly to shareholders of record. In addition, the Acquiring Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

The Acquiring Portfolio’s dividend and capital gain distributions with respect to a particular class of shares will automatically be reinvested in additional shares of the same class of the Portfolio at NAV. A shareholder may elect to invest all distributions in shares of the same class of any other series of the Trust which offers that class of shares at NAV. A Shareholder must have an account existing in the series selected for investment with the identical registered name. This option must be elected when the account is set up.

Tax Consequences

The Acquiring Portfolio intends to qualify as a regulated investment company annually and to elect to be treated as a regulated investment company for federal income tax purposes. As such, the Acquiring Portfolio generally will not pay federal income tax on the income and gains it pays as dividends to its shareholders.

The Acquiring Portfolio intends to diversify its investments in a manner intended to comply with tax requirements generally applicable to mutual funds. In addition, the Acquiring Portfolio will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or any agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

If the Acquiring Portfolio fails to meet the diversification requirement under Section 817(h) of the Code, income with respect to Variable Contracts invested in the Portfolio at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the Variable Contracts and income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

Please refer to the prospectus for the Separate Account and Variable Contract for information regarding the federal income tax treatment of Variable Contracts. See “Taxation” in the Acquiring Portfolio’s Statement of Additional Information for more information on taxes.

Financial Highlights

The Financial Highlights tables are intended to help you understand the Target Portfolio’s and Acquiring Portfolio’s financial performance for the past five years, with respect to the Acquiring Portfolio, and since the inception of operations of the Target Portfolio. The total returns in the table represent the rate that an investor would have earned or lost on an investment in each of the Target Portfolio and Acquiring Portfolio, assuming reinvestment of all dividends and distributions.  The performance does not reflect Variable Contract fees or expenses.

The information for the periods ended December 31 have been audited by PricewaterhouseCoopers LLP, the independent registered public accounting firm for each of the Target Portfolio and Acquiring Portfolio, whose report, along with the each of the Target Portfolio’s and Acquiring Portfolio’s financial statements, are included in the annual report for the fiscal year ended December 31, 2019, which is available upon request.

PIMCO All Asset All Authority Portfolio

ADMINISTRATIVE CLASS^	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
NET ASSET VALUE, Beginning of Year(a)	$8.04	$8.91	$8.44	$7.65	$9.02
INVESTMENT OPERATIONS
Net investment income(b)	0.20	0.39	0.47	0.14	0.31
Net realized and unrealized gain (loss)	0.35	(0.97)	0.45	0.90	(1.41)
Total from Investment Operations	0.55	(0.58)	0.92	1.04	(1.10)
DISTRIBUTIONS TO SHAREHOLDERS FROM(c)
Net investment income	(0.23)	(0.29)	(0.45)	(0.25)	(0.25)
Net realized gain	0.00	0.00	0.00	0.00	(0.02)
Total Distributions to Shareholders	(0.23)	(0.29)	(0.45)	(0.25)	(0.27)
NET ASSET VALUE, End of Year(a)	8.36	8.04	8.91	8.44	7.65
TOTAL RETURN(a)	6.86%	(6.58)%	11.05%	13.73%	(12.35)%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000s)	$3,619	$3,422	$4,769	$1,966	$4,594
Ratios to Average Net Assets(d):
Net investment income	2.47	4.27%	5.34%	1.79%	3.57%
Expenses	1.98(e)	2.01(e)	1.50(e)	1.06(e)	1.45(e)
Expenses excluding waivers	2.07(e)	2.17(e)	1.54(e)	1.14(e)	1.54(e)
Expenses excluding interest expense	0.68	0.69	0.68	0.52	0.51
Expenses excluding interest expense and waivers	0.77	0.85	0.72	0.60	0.60
PORTFOLIO TURNOVER RATE	48	58	47	151	67

ADVISOR CLASS^	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
NET ASSET VALUE, Beginning of Year(a)	$8.01	$8.88	$8.41	$7.64	$9.01
INVESTMENT OPERATIONS
Net investment income(b)	0.19	0.39	0.42	0.18	0.35
Net realized and unrealized gain (loss)	0.35	(0.98)	0.49	0.84	(1.46)
Total from Investment Operations	0.54	(0.59)	0.91	1.02	(1.11)
DISTRIBUTIONS TO SHAREHOLDERS FROM(c)
Net investment income	(0.22)	(0.28)	(0.44)	(0.25)	(0.24)
Net realized gain	0.00	0.00	0.00	0.00	(0.02)
Total Distributions to Shareholders	(0.22)	(0.28)	(0.44)	(0.25)	(0.26)
NET ASSET VALUE, End of Year(a)	8.33	8.01	8.88	8.41	7.64
TOTAL RETURN(a)	6.79%	(6.70)%	10.98%	13.55%	(12.40)%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000s)	$6,703	$6,783	$7,897	$6,959	$4,099
Ratios to Average Net Assets(d):
Net investment income	2.34%	4.40%	4.80%	2.22%	4.11%
Expenses	2.08(e)	2.11(e)	1.60(e)	1.16(e)	1.55(e)
Expenses excluding waivers	2.17(e)	2.27(e)	1.64(e)	1.24(e)	1.64(e)
Expenses excluding interest expense	0.78	0.79	0.78	0.62	0.61
Expenses excluding interest expense and waivers	0.87	0.95	0.82	0.70	0.70
PORTFOLIO TURNOVER RATE	48	58	47	151	67

INSTITUTIONAL CLASS^	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
NET ASSET VALUE, Beginning of Year(a)	$8.03	$8.89	$8.42	$7.65	$9.02
INVESTMENT OPERATIONS
Net investment income(b)	0.23	0.40	0.38	0.19	0.38
Net realized and unrealized gain (loss)	0.33	(0.96)	0.55	0.85	(1.47)
Total from Investment Operations	0.56	(0.56)	0.93	1.04	(1.09)
DISTRIBUTIONS TO SHAREHOLDERS FROM(c)
Net investment income	(0.24)	(0.30)	(0.46)	(0.27)	(0.26)
Net realized gain	0.00	0.00	0.00	0.00	(0.02)
Total Distributions to Shareholders	(0.24)	(0.30)	(0.46)	(0.27)	(0.28)
NET ASSET VALUE, End of Year(a)	8.35	8.03	8.89	8.42	7.65
TOTAL RETURN(a)	7.03%	(6.34)%	11.23%	13.78%	(12.17)%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000s)	$857	$618	$653	$892	$884
Ratios to Average Net Assets(d):
Net investment income	2.78%	4.49%	4.37%	2.29%	4.45%
Expenses	1.83(e)	1.86(e)	1.35(e)	0.91(e)	1.30(e)
Expenses excluding waivers	1.92(e)	2.02(e)	1.39(e)	0.99(e)	1.39(e)
Expenses excluding interest expense	0.53	0.54	0.53	0.37	0.36
Expenses excluding interest expense and waivers	0.62	0.70	0.57	0.45	0.45
PORTFOLIO TURNOVER RATE	48	58	47	151	67

^ A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.

(a) Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio

(b)  Per share amounts based on average number of shares outstanding during the year.

(c) The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d) Ratios shown do not include expenses of the investment companies in which a Portfolio may invest. See Note 8, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

(e) Ratio of expenses to average net assets includes line of credit expenses.

PIMCO All Asset Portfolio

ADMINISTRATIVE CLASS^	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
NET ASSET VALUE, Beginning of Year(a)	$9.93	$10.85	$10.01	$9.10	$10.36
INVESTMENT OPERATIONS
Net investment income(b)	0.33	0.48	0.47	0.22	0.32
Net realized and unrealized gain (loss)	0.84	(1.06)	0.87	0.95	(1.24)
Total from Investment Operations	1.17	(0.58)	1.34	1.17	(0.92)
DISTRIBUTIONS TO SHAREHOLDERS FROM(c)
Net investment income	(0.31)	(0.34)	(0.48)	(0.24)	(0.33)
Net realized gain	0.00	0.00	0.00	0.00	0.00
Tax Basis Return of Capital	0.00	0.00	(0.02)	(0.02)	(0.01)
Total Distributions to Shareholders	(0.31)	(0.34)	(0.50)	(0.26)	(0.34)
NET ASSET VALUE, End of Year(a)	10.79	9.93	10.85	10.01	9.10
TOTAL RETURN(a)	11.90%	(5.41)%	13.54%	12.93%	(8.99)%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000s) omitted	$426,305	$444,136	$554,749	$537,663	$537,330
Ratios to Average Net Assets(d):
Net investment income	3.14%	4.56%	4.46%	2.23%	3.15%
Expenses	0.425	0.455	0.475	0.425	0.435
Expenses excluding waivers	0.575	0.575	0.575	0.575	0.575
Expenses excluding interest expense	0.425	0.455	0.475	0.425	0.435
Expenses excluding interest expense and waivers	0.575	0.575	0.575	0.575	0.575
PORTFOLIO TURNOVER RATE	31	37	40	67	41

ADVISOR CLASS^	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
NET ASSET VALUE, Beginning of Year(a)	$10.05	$10.97	$10.12	$9.19	$10.47
INVESTMENT OPERATIONS
Net investment income(b)	0.32	0.47	0.47	0.21	0.31
Net realized and unrealized gain (loss)	0.85	(1.06)	0.87	0.97	(1.26)
Total from Investment Operations	1.17	(0.59)	1.34	1.18	(0.95)
DISTRIBUTIONS TO SHAREHOLDERS FROM(c)
Net investment income	(0.30)	(0.33)	(0.47)	(0.23)	(0.32)
Net realized gain	0.00	0.00	0.00	0.00	0.00
Tax Basis Return of Capital	0.00	0.00	(0.02)	(0.02)	(0.01)
Total Distributions to Shareholders	(0.30)	(0.33)	(0.49)	(0.25)	(0.33)
NET ASSET VALUE, End of Year(a)	10.92	10.05	10.97	10.12	9.19
TOTAL RETURN(a)	11.74%	(5.45)%	13.38%	12.90%	(9.19)%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000s)	$180,653	$178,643	$231,030	$226,099	$226,532
Ratios to Average Net Assets(d):
Net investment income	3.06%	4.38%	4.35%	2.12%	3.02%
Expenses	0.525	0.555	0.575	0.525	0.535
Expenses excluding waivers	0.675	0.675	0.675	0.675	0.675
Expenses excluding interest expense	0.525	0.555	0.575	0.525	0.535
Expenses excluding interest expense and waivers	0.675	0.675	0.675	0.675	0.675
PORTFOLIO TURNOVER RATE	31	37	40	67	41

INSTITUTIONAL CLASS^	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
NET ASSET VALUE, Beginning of Year(a)	$10.05	$10.97	$10.11	$9.19	$10.47
INVESTMENT OPERATIONS
Net investment income(b)	0.36	0.51	0.58	0.24	0.33
Net realized and unrealized gain (loss)	0.83	(1.07)	0.80	0.96	(1.26)
Total from Investment Operations	1.19	(0.56)	1.38	1.20	(0.93)
DISTRIBUTIONS TO SHAREHOLDERS FROM(c)
Net investment income	(0.33)	(0.36)	(0.50)	(0.26)	(0.34)
Net realized gain	0.00	0.00	0.00	0.00	0.00
Tax Basis Return of Capital	0.00	0.00	(0.02)	(0.02)	(0.01)
Total Distributions to Shareholders	(0.33)	(0.36)	(0.52)	(0.28)	(0.35)
NET ASSET VALUE, End of Year(a)	10.91	10.05	10.97	10.11	9.19
TOTAL RETURN(a)	11.92%	(5.20)%	13.77%	13.08%	(8.95)%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000s)	$11,788	$10,616	$12,827	$5,726	$4,811
Ratios to Average Net Assets(d):
Net investment income	3.36%	4.78%	5.43%	2.43%	3.25%
Expenses	0.275	0.305	0.325	0.275	0.285
Expenses excluding waivers	0.425	0.425	0.425	0.425	0.425
Expenses excluding interest expense	0.275	0.305	0.325	0.275	0.285
Expenses excluding interest expense and waivers	0.425	0.425	0.425	0.425	0.425
PORTFOLIO TURNOVER RATE	31	37	40	67	41

^ A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.

(a) Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

(b) Per share amounts based on average number of common shares outstanding during the year.

(c) The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d) Ratios shown do not include expenses of the investment companies in which a Portfolio may invest. See Note 8, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

APPENDIX C – SERVICE PROVIDERS

Pacific Investment Management Company, LLC

PIMCO serves as the investment adviser and the supervisor and administrator (serving in its capacity as investment adviser, the “Investment Adviser,” and serving in its capacity as supervisor and administrator, the “Administrator”) for each of the Target Portfolio and the Acquiring Portfolio. Subject to the supervision of the Board of Trustees of PIMCO Variable Insurance Trust, PIMCO is responsible for managing the investment activities of the Portfolios and their business affairs and other administrative matters.

PIMCO is located at 650 Newport Center Drive, Newport Beach, CA 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of December 31, 2019, PIMCO had approximately $1.91 trillion in assets under management.

Research Affiliates, LLC

Research Affiliates serves as the investment sub-adviser for each of the Target Portfolio and the Acquiring Portfolio. Research Affiliates was organized in 2002 and is located at 620 Newport Center Drive, Suite 900, Newport Beach, California 92660. As sub-adviser to the Portfolios, Research Affiliates is responsible for recommending how the assets of the Portfolios are allocated and reallocated from time to time among underlying funds.

APPENDIX D –SECURITY OWNERSHIP OF CERTAIN BENEFICIAL AND RECORD OWNERS

The following table provides information about the persons or entities who, to the knowledge of each of the Target Portfolio and the Acquiring Portfolio, owned beneficially or of record 5% or more of outstanding Administrative Class, Advisor Class, and Institutional Class shares of the respective fund as of February 24, 2020 (the “Record Date”). Persons holding more than 25% of the outstanding shares of a Portfolio may be deemed to have “control” (as that term is defined in the 1940 Act) and may be able to affect or determine the outcome of matters presented for a vote of shareholders.

Target Portfolio
Class	Name and Address of Owner	Percentage of Ownership and Type of Ownership	Estimated Pro Forma Percentage of Ownership of Acquiring Portfolio after Reorganization of Target Portfolio into Acquiring Portfolio
Institutional	JEFFERSON NATIONAL LIFE INSURANCECO, ATTN SEPARATE ACCOUNTS 10350 ORMSBY PARK PL STE 600 LOUISVILLE KY 40223-6175	63.09%	5.52%
Advisor	LINCOLN NATIONAL LIFE INSURANCE COMPANY, 1300 S CLINTON ST FORT WAYNE IN 46802-3506	60.72%	2.79%
Advisor	SEPERATE ACCOUNT A OF PACIFIC LIFE INSURANCE COMPANY, 700 NEWPORT CENTER DR NEWPORT BEACH CA 92660-6397	34.32%	1.58%
Administrative	JEFFERSON NATIONAL LIFE INSURANCECO, ATTN SEPARATE ACCOUNTS 10350 ORMSBY PARK PL STE 600 LOUISVILLE KY 40223-6175	94.08%	3.95%

As of the Record Date, the trustees and officers of the Target Portfolio as a group owned less than 1% of the total outstanding shares of the Target Portfolio and as a group owned less than 1% of each class of shares of the Target Portfolio.

Acquiring Portfolio
Class	Name and Address of Owner	Percentage of Ownership and Type of Ownership	Estimated Pro Forma Percentage of Ownership of Acquiring Portfolio after Reorganization of Target Portfolio into Acquiring Portfolio
Administrative	ALLIANZ LIFE INS CO OF N AMERICA, ATTN FINANCIAL PRODUCTS FINANCIAL 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	72.06%	71.27%
Advisor	IDS LIFE INSURANCE COMPANY, ATTN MANAGED ASSETS INVESTMENT ACCOUNTING 10468 AMERIPRISE FINANCIAL CENTER MINNEAPOLIS MN 55474-0001	44.57%	42.52%
Institutional	MEMBERS HORIZON VARIABLE SEPARATE ACCOUNT MEMBERS LIFE INSURANCE COMPANY, 2000 HERITAGE WAY WAVERLY IA 50677-9208	27.05%	24.68%
Institutional	TIAA-CREF LIFE SEPARATE ACCOUNT VA-X OF TIAA-CREF LIFE INSURANCE COMPANY, ATTN MARJORIE PIERRE-MERRITT SEC 730 3RD AVE MSC 14/41 NEW YORK NY 10017-3206	40.08%	36.57%

As of the Record Date, the trustees and officers of the Acquiring Portfolio as a group owned less than 1% of the total outstanding shares of the Acquiring Portfolio and as a group owned less than 1% of each class of shares of the Acquiring Portfolio.

APPENDIX E – INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

Below is a table showing the Fundamental Investment Restrictions of the Target Portfolio and the Acquiring Portfolio:

Concentration

Each Portfolio may not concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

Diversification

Each Portfolio may not, with respect to 75% of the Portfolio’s total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, if, as a result (i) more than 5% of the Portfolio’s total assets would be invested in the securities of that issuer, or (ii) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer. For the purpose of this restriction, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multistate agency or authority, and each guarantor, if any, are treated as separate issuers of Municipal Bonds.

Lending	Each Portfolio may make loans, only as permitted under the 1940 Act, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.
Commodities

Each Portfolio may not purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit a Portfolio, subject to restrictions described in the Portfolios’ prospectuses and elsewhere in the Portfolios’ statement of additional information, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, hybrid instruments, or any interest rate or securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

Underwriting

Each Portfolio may not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

Real Estate

Each Portfolio may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

Borrowing / Issuing Senior Securities

Each Portfolio may borrow money or issue any senior security, only as permitted under the 1940 Act, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

Other Investment Companies

Notwithstanding any other fundamental investment policy or limitation, it is a fundamental policy of each Portfolio that it may pursue its investment objective by investing in one or more underlying investment companies or vehicles that have substantially similar investment objectives, policies and limitations as the Portfolio.

The Acquiring Portfolio’s investment objective, as set forth in its prospectus, is fundamental and may not be changed without shareholder approval.

Non-Fundamental Investment Restrictions

The Target Portfolio’s investment objective, as set forth in its prospectus, is non-fundamental and may be changed by the Board without shareholder approval.

Each of the Target Portfolio and the Acquiring Portfolio is subject to the following non-fundamental restrictions and policies, which may be changed by the Board without shareholder approval:

1.

Each Portfolio may not invest more than 15% of its net assets in illiquid investments that are assets, as determined pursuant to Rule 22e-4 under the 1940 Act and the Portfolio’s procedures adopted thereunder.

2.

Each Portfolio may not purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with covered transactions in options, futures, options on futures and short positions. For purposes of this restriction, the posting of margin deposits or other forms of collateral in connection with swap agreements is not considered purchasing securities on margin.

3.

Each Portfolio may invest up to 5% of its total assets (taken at market value at the time of investment) in any combination of mortgage-related or other asset-backed interest only, principal only, or inverse floating rate securities. The 5% limitation described in this restriction is considered an Elective Investment Restriction (as defined below) for purposes of a Portfolio’s acquisition through a Voluntary Action (as defined below).

“Voluntary Action” means an action in which a Portfolio may voluntarily participate (for example, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) where the issuer or counterparty offers securities or instruments to holders or counterparties, such as a Portfolio, and the acquisition is determined to be beneficial to Portfolio shareholders.

“Elective Investment Restriction” means a percentage limitation on Portfolio investments that is not: (i) specifically included in this “Investment Restrictions” section; or (ii) imposed by the 1940 Act, rules thereunder, the Internal Revenue Code or related regulations.  Unless otherwise indicated, all Elective Investment Restrictions will apply only at the time of investment unless the acquisition is a Voluntary Action.  The percentage limitations and absolute prohibitions with respect to Elective Investment Restrictions are not applicable to a Portfolio’s acquisition of securities or instruments through a Voluntary Action.

More information about the fundamental and non-fundamental investment restrictions of the Target Portfolio and the Acquiring Portfolio is included in the Statement of Additional Information.

PART B

PIMCO Funds

Statement of Additional Information

April 2, 2020

THE ACQUISITION OF THE ASSETS OF:	BY AND IN EXCHANGE FOR SHARES OF:
PIMCO All Asset All Authority Portfolio	PIMCO All Asset Portfolio
(each series of PIMCO Variable Insurance Trust) 650 Newport Center Drive Newport Beach, California 92660 1-(800) 927-4648 (toll free)

(each an open-end management investment company)

This Statement of Additional Information of PIMCO All Asset Portfolio (the “Acquiring Portfolio”) (“SAI”), a series of PIMCO Variable Insurance Trust, is available to the shareholders of the PIMCO All Asset All Authority (the “Target Portfolio”), a series of PIMCO Variable Insurance Trust (the Acquiring Portfolio and the Target Portfolio are collectively referred to herein as the “Portfolios,” each a “Portfolio”), in connection with a proposed transactions involving (i) the transfer of all of the assets of the Target Portfolio to the Acquiring Portfolio in exchange for shares of the corresponding class of shares of the Acquiring Portfolio of equal aggregate net asset value, by class; (ii) the assumption by the Acquiring Portfolio of all liabilities of the Target Portfolio; (iii) the distribution of the Acquiring Portfolio shares pro rata, by class, to the shareholders of the corresponding class of shares of the Target Portfolio; and (iv) the subsequent termination, dissolution and complete liquidation of the Target Portfolio.

DOCUMENTS INCORPORATED BY REFERENCE, INCLUDING FINANCIAL STATEMENTS

This Statement of Additional Information of the Acquiring Portfolio consists of these introductory pages and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein.

·	The Prospectuses of the Target Portfolio, dated April 30, 2019, as supplemented (Accession Number 0001193125-19-126234);
·	The Prospectuses of the Acquiring Portfolio, dated April 30, 2019 as supplemented (Accession Number 0001193125-19-126234);
·	The Statement of Additional Information of the Target Portfolio, dated April 30, 2019 as supplemented (Accession Number 0001193125-19-126234);
·	The Statement of Additional Information of the Acquiring Portfolio, dated April 30, 2019, as supplemented (Accession Number 0001193125-19-126234) (the “Statement of Additional Information”);
·	The Statement of Additional Information dated April 2, 2020, related to this Information Statement/Prospectus (the “SAI”);
·	The Annual Report to shareholders of the Target Portfolio for the fiscal year ended December 31, 2019 (Accession Number 0001193125-20-055874); and
·	The Annual Report to shareholders of the Acquiring Portfolio for the fiscal year ended December 31, 2019 (Accession Number 0001193125-20-055874).

This SAI is not a prospectus.  An Information Statement/Prospectus dated April 2, 2020, relating to the Reorganization of the Target Portfolio may be obtained, without charge, by writing to PIMCO Variable Insurance Trust, P.O. Box 219024, Kansas City, MO 64121-9024 or calling 1-(800) 927-4648 (toll free).  This SAI should be read in conjunction with the Information Statement/Prospectus.

PRO FORMA FINANCIAL INFORMATION

Pro forma financial information is not included because the net asset value of the Target Portfolio does not exceed ten percent of the Acquiring Portfolio’s net asset value, as measured as of February 27, 2020.

The audited financial statements and related independent registered public accounting firm’s report for the Target Portfolio are contained in the Target Portfolio’s annual report for the fiscal year ended December 31, 2019 (as filed February 28, 2020) (Accession No. 0001193125-20-055874), which is incorporated herein by reference only insofar as it relates to the Target Portfolio.  The audited financial statements and related independent registered public accounting firm’s report for the Acquiring Portfolio are contained in the Acquiring Portfolio’s annual report for the fiscal year ended December 31, 2019 (as filed February 28, 2020) (Accession No. 0001193125-20-055874), which is incorporated herein by reference only insofar as it relates to the Acquiring Portfolio.  No other parts of the Portfolios’ annual reports are incorporated by reference herein.

The following table shows approximate capital loss carryforwards of each of the Target Portfolio and Acquiring Portfolio as of December 31, 2019 (amounts in thousands).

	Short-Term	Long-Term
Target Portfolio	$526	$805
Acquiring Portfolio	$18,779	$63,427

 ADDITIONAL INFORMATION

The Target Portfolio and the Acquiring Portfolio are advised by Pacific Investment Management Company LLC (“PIMCO”) and sub-advised by Research Affiliates, LLC (“Research Affiliates”). Each Portfolio is organized as a series of PIMCO Variable Insurance Trust, an open-end management investment company established under Delaware law as a Delaware statutory trust. For more information on the history of PIMCO Variable Insurance Trust, see the Statement of Additional Information, dated April 30, 2019 (as may be supplemented from time to time).

In connection with the Reorganization, shareholders of Administrative Class, Advisor Class, and Institutional Class shares of the Target Portfolio would receive Administrative Class, Advisor Class, and Institutional Class shares, respectively, of the Acquiring Portfolio.  The Target Portfolio had previously registered Class M shares, but Class M shares have not been launched as of the date of this SAI. The Board determined to terminate the Target Portfolio Class M shares in advance of the Reorganization, and such shares will not be involved in the Reorganization.

Each of the Target Portfolio and Acquiring Portfolio has a “unified fee” structure wherein each of the Target Portfolio and Acquiring Portfolio pays two fees to PIMCO in return for required services that PIMCO provides or arranges to provide for the Portfolios. This unified fee structure is comprised of the advisory fee and supervisory and administrative fee, as described in each Portfolio’s prospectus. Under the unified fee structure, PIMCO provides or procures advisory and supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs (and excluding taxes and governmental fees, brokerage fees, commissions and other transaction expenses, organizational expenses, costs of borrowing money, including interest expenses and extraordinary expenses (such as litigation and indemnification expenses)). As such, the unified fee structure is designed to be an “all-in” fee structure that pays for the fees and costs of all PIMCO and third-party provided services under a structure that is expected to be less variable from year to year than a traditional mutual fund fee structure.

The following table shows the advisory fees paid by the Target Portfolio and Acquiring Portfolio:

Advisory Fees^
PIMCO All Asset All Authority Portfolio (Target Portfolio)	0.20%*
PIMCO All Asset Portfolio (Acquiring Portfolio)	0.175%*

^ The advisory fee shown includes the aggregate fee paid, as a percentage of daily net assets, by the Target Portfolio and Acquiring Portfolio during the year ended December 31, 2019.

* PIMCO, not the Portfolios, pay a sub-advisory fee to Research Affiliates for the Target Portfolio and the Acquiring Portfolio from PIMCO’s own resources. The sub-advisory fee is not an additional expense paid by the Target Portfolio or the Acquiring Portfolio.

The supervisory and administrative fees paid by each class of the Target Portfolio and Acquiring Portfolio, stated as a percentage of the average daily net assets attributable to the class’s shares taken separately, is 0.25%.

The Portfolios bear other expenses which are not covered under the supervisory and administrative fee which may vary and affect the total level of expenses paid by the shareholders, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, organizational expenses, costs of borrowing money, including interest expenses, and extraordinary expenses (such as litigation and indemnification expenses).

The following table outlines the service providers for the Portfolios:

Investment Adviser and Administrator	PIMCO
Sub-Adviser	Research Affiliates
Distributor	PIMCO Investments LLC
Transfer Agent	DST Asset Manager Solutions, Inc.
Custodian	State Street Bank & Trust Co.
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP, 1100 Walnut Street, Suite 1300, Kansas City, Missouri 64106-2197, serves as the independent registered public accounting firm for the Target Portfolio and Acquiring Portfolio. PricewaterhouseCoopers LLP provides audit services, tax assistance and consultation in connection with review of SEC and IRS filings.

The fiscal year end for each Portfolio is December 31.

PIMCO will bear the costs of the Reorganization (exclusive of any brokerage commissions or other portfolio transaction costs of the Acquiring Portfolio or the Target Portfolio, which will be borne by the Acquiring Portfolio or Target Portfolio, respectively).  The Acquiring Portfolio, the Target Portfolio and their respective shareholders will not bear any other direct costs arising in connection with the transactions contemplated by the Reorganization Agreement.  Shareholders will continue to pay transaction costs associated with normal Target Portfolio operations, including brokerage or trading expenses, if any.

Prior to the Reorganization, the Target Portfolio will close any borrowing relationships it has in place for investment purposes and dispose of and invest in certain positions in order to more closely align its holdings with that of the Acquiring Portfolio. Such repositioning would involve rebalancing certain mutual fund and exchange-traded fund holdings to new target weights. If the Reorganization had taken place as of February 26, 2020, it is estimated that the absolute value of all the rebalancing trades needed to more closely align the portfolio of the Target Portfolio to that of the Acquiring Portfolio would have represented approximately 49.5% of the Target Portfolio’s net assets. If such rebalancing trades had occurred as of February 26, 2020, it is estimated that the transaction costs associated with repositioning would have been approximately 0.006% of Target Portfolio net assets, or approximately $612, and that such sales would not have caused with respect to the Reorganization incremental capital gain distributions.

It is anticipated that the Reorganization will qualify for federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended. Accordingly, pursuant to this treatment, none of the Target Portfolio, the Acquiring Portfolio, or their respective shareholders are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement (except for any gain or loss from the close of the Target Portfolio’s taxable year or transfers of certain assets).  Capital gains or losses realized in connection with repositioning of the Target Portfolio’s portfolio will depend on the value of the Target Portfolio’s assets at the actual time of repositioning. Capital gains, if any, recognized as a result of these sales on a net basis, after the application of any available capital loss carryforward, will be distributed to the Target Portfolio’s shareholders as one or more capital gain dividends and/or ordinary dividends, and such distributions will be taxable to the Target Portfolio’s shareholders with taxable accounts.